SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to § 240.14a-12

CorMedix Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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745 Route 202-206, Suite 303
Bridgewater, New Jersey 08807

June 20, 2013

Dear Stockholders:

It is our pleasure to invite you to the 2013 Annual Meeting of Stockholders of CorMedix Inc. We will hold the meeting on Tuesday, July 30, 2013, at our office at 745 Route 202-206, Suite 303, Bridgewater, New Jersey 08807, at 11:00 a.m., local time.

Details regarding admission to the meeting and the business to be conducted at the meeting are more fully described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement.

This is an important meeting at which stockholders will be voting on, among other things, the approval of some terms of our recent 8% convertible note and warrant financing, completed on May 30, 2013, that we believe is critical to our planned commercialization of Neutrolin® in Germany, at first, and elsewhere in Europe thereafter.

We hope you will be able to attend the annual meeting. Whether or not you plan to attend the annual meeting, please promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

Thank you for your ongoing support of and continued interest in CorMedix.

Sincerely,

Randy Milby
Chief Executive Officer

CORMEDIX INC.

745 Route 202-206, Suite 303

Bridgewater, New Jersey 08807

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JULY 30, 2013

TO THE STOCKHOLDERS OF

CORMEDIX INC.

The 2013 annual meeting of stockholders of CorMedix Inc. will be held at our corporate headquarters, 745 Route 202-206, Suite 303, Bridgewater, New Jersey 08807, on July 30, 2013, at 11:00 a.m. Eastern time, for the following purposes:

1.	To elect five directors to serve until the 2014 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

2.	To approve of the issuance of shares of our common stock upon conversion of our 8% senior secured convertible notes and related warrants if the conversion or exercise thereof requires the issuance of shares in excess of the New York Stock Exchange limits for share issuances without stockholder approval;

3.	To approve the CorMedix Inc. 2013 Stock Incentive Plan;

4.	To ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013; and

5.	To act upon such other matters as may properly come before the meeting or any adjournment thereof.

These matters are more fully described in the proxy statement accompanying this notice.

The Board has fixed the close of business on June 14, 2013 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. A list of stockholders eligible to vote at the meeting will be available for review during our regular business hours at our principal offices in Bridgewater, New Jersey for the 10 days prior to the meeting for review for any purposes related to the meeting.

You are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to vote by proxy by following the instructions contained in the accompanying proxy statement. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the meeting. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy. Your vote is important. Whether or not you plan to attend the annual meeting, we hope that you will vote as soon as possible.

Our proxy statement and proxy are enclosed, along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as filed with the Securities and Exchange Commission.

Bridgewater, New Jersey

Dated: June 20, 2013

By Order of the Board of Directors

Richard M. Cohen,

Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 30, 2013: This proxy statement and our Annual Report on Form 10-K are available at: http://materials.proxyvote.com/21900C.

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QUESTIONS AND ANSWERS ABOUT THE 2013 ANNUAL MEETING

Q:	Who may vote at the meeting?

A:	The Board of Directors has set June 14, 2013 as the record date for the meeting. If you owned shares of our common stock at the close of business on June 14, 2013, you may attend and vote at the meeting. Each stockholder is entitled to one vote for each share of common stock held on all matters to be voted on. As of June 14, 2013, there were 13,363,424 shares of our common stock outstanding and entitled to vote at the meeting. Our outstanding Series A preferred stock is non-voting and therefore has no voting rights at the Annual Meeting.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	If your shares are registered directly in your name with our transfer agent, VStock Transfer, LLC, you are considered, with respect to those shares, a “stockholder of record.” If you are a stockholder of record, we have sent these proxy materials to you directly.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. In that case, these proxy materials have been forwarded to you by your broker, bank, or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank, or other holder of record on how to vote your shares by using the voting instruction card included in the mailing.

Q:	What is the quorum requirement for the meeting?

A:	A majority of our outstanding shares of capital stock entitled to vote as of the record date must be present at the meeting in order for us to hold the meeting and conduct business. This is called a quorum. Your shares will be counted as present at the meeting if you:

•     are present and entitled to vote in person at the meeting; or

•     properly submitted a proxy card or voter instruction card in advance of or at the meeting.

If you are present in person or by proxy at the meeting, but abstain from voting on any or all proposals, your shares are still counted as present and entitled to vote. Each proposal listed in this proxy statement identifies the votes needed to approve or ratify the proposed action.

Q:	What proposals will be voted on at the meeting?

A:	The four proposals to be voted on at the meeting are as follows:

1.	To elect the five directors named in the proxy statement to serve until our next annual meeting or until their successors have been elected and qualified;

2.	To approve the issuance of shares of our common stock upon conversion of our 8% senior secured convertible notes and related warrants if the conversion or exercise thereof requires the issuance of shares in excess of the New York Stock Exchange limits for share issuances without stockholder approval;

3.	To approve the CorMedix Inc. 2013 Stock Incentive Plan; and

4.	To ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013.

We will also consider any other business that properly comes before the meeting. As of the record date, we are not aware of any other matters to be submitted for consideration at the meeting. If any other matters are properly brought before the meeting, the persons named in the enclosed proxy card or voter instruction card will vote the shares they represent using their best judgment.

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Q:	Can I access these proxy materials on the Internet?

A:	Yes. The notice, proxy statement, form of proxy card and the Annual Report on Form 10-K for the fiscal year ended December 31, 2012 are available in PDF and HTML format at http://materials.proxyvote.com/21900C. All materials will remain posted on http://materials.proxyvote.com/21900C until the conclusion of the meeting.

Q:	How may I vote my shares in person at the meeting?

A:	If your shares are registered directly in your name with our transfer agent, VStock Transfer, LLC, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to vote in person at the meeting. You will need to present a form of personal photo identification in order to be admitted to the meeting. If your shares are held in a brokerage account or by another nominee or trustee, you are considered the beneficial owner of shares held in street name. As the beneficial owner, you are also invited to attend the meeting. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from your broker, nominee, or trustee that holds your shares, giving you the right to vote the shares at the meeting.

Q:	How can I vote my shares without attending the meeting?

A:	Whether you hold shares directly as a registered stockholder of record or beneficially in street name, you may vote without attending the meeting. If you are the stockholder of record, you may submit your proxy by mail by signing and dating your proxy card and submitting it in the postage-prepaid envelope enclosed with this proxy statement. If you are the beneficial owner of the shares, you have the right to direct your broker, bank, or other holder of record on how to vote your shares by using the voting instruction card included in the mailing.

Q:	How can I change my vote after submitting it?

A:	If you are a stockholder of record, you can revoke your proxy before your shares are voted at the meeting by:

•	Filing a written notice of revocation bearing a later date than the proxy with our Corporate Secretary either before the meeting or at the meeting at 745 Route 202-206, Suite 303, Bridgewater, New Jersey 08807;

•	Duly executing a later-dated proxy relating to the same shares and delivering it to our Corporate Secretary either before the meeting or at the meeting and before the taking of the vote, at 745 Route 202-206, Suite 303, Bridgewater, New Jersey 08807; or

•	Attending the meeting and voting in person (although attendance at the meeting will not in and of itself constitute a revocation of a proxy).

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker, or other holder of record. You may also vote in person at the meeting if you obtain a legal proxy from them as described in the answer to a previous question.

Q:	Where can I find the voting results of the meeting?

A:	We will announce the preliminary voting results at the annual meeting. We will publish the results in a Form 8-K filed with the United States Securities and Exchange Commission, or SEC, within four business days of the annual meeting.

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CORMEDIX INC.

745 Route 202-206, Suite 303

Bridgewater, New Jersey 08807

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

JULY 30, 2013

This proxy statement has been prepared by the management of CorMedix Inc. “We,” “our” and the “Company” each refers to CorMedix Inc.

In addition to soliciting proxies by mail, we are furnishing proxy materials, including the notice, proxy statement, electronic proxy card for the meeting and Annual Report on Form 10-K for the year ended December, 2012, including financial statements, by providing access to them on the internet. These materials were first available on the internet on or about June 20, 2013. The proxy statement contains instructions for accessing and reviewing our proxy materials on the internet and for voting by proxy over the internet. We mailed copies of the proxy materials on or about June 20, 2013 to our stockholders of record and beneficial owners as of June 14, 2013, the record date for the meeting.

GENERAL INFORMATION ABOUT VOTING

Who Can Vote

You are entitled to attend the meeting and vote your common stock if you held shares as of the close of business on June 14, 2013. At the close of business on June 14, 2013, a total of 13,363,424 shares of common stock were outstanding and entitled to vote. Each share of common stock has one vote.

Voting by Proxies

If your common stock is held by a broker, bank or other nominee, they should send you instructions that you must follow in order to have your shares voted. If you hold shares in your own name, you may vote by proxy in any one of the following ways:

•	via the internet by accessing the proxy materials on the secure website,www.proxyvote.com, and following the voting instructions on that website;

•	via telephone by calling toll free (800) 690-6903 in the United States and following the recorded instructions; or

•	by requesting printed copies of the proxy materials be mailed to you and completing, dating, signing and returning the proxy card that you receive in response to your request.

The internet and telephone voting procedures are designed to authenticate stockholders’ identities by use of a control number to allow stockholders to vote their shares and to confirm that stockholders’ instructions have been properly recorded. Voting via the internet or telephone must be completed by 11:59 p.m. local time on July 29, 2013. Of course, you can always come to the meeting and vote your shares in person. If you submit or return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board.

We are not aware of any other matters to be presented at the meeting except for those described in this proxy statement. If any matters not described in this proxy statement are presented at the meeting, the proxies will use their own judgment to determine how to vote your shares. If the meeting is adjourned, the proxies may vote your shares on the new meeting date as well, unless you revoke your proxy instructions before then.

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Revoking Your Proxy Instructions

If you are a stockholder of record, you can revoke your proxy before your shares are voted at the meeting by:

•	Filing a written notice of revocation bearing a later date than the proxy with our Corporate Secretary at 745 Route 202-206, Suite 303, Bridgewater, New Jersey 08807 at or before the taking of the vote at the meeting;

•	Duly executing a later-dated proxy relating to the same shares and delivering it to our Corporate Secretary at 745 Route 202-206, Suite 303, Bridgewater, New Jersey 08807 at or before the taking of the vote at the meeting; or

•	Attending the meeting and voting in person (although attendance at the meeting will not in and of itself constitute a revocation of a proxy).

If you are a beneficial owner of shares held in street name, you may submit new voting instructions by contacting your bank, broker, nominee or trustee. You may also vote in person at the meeting if you obtain a legal proxy from them.

Counting Votes

Consistent with state law and our bylaws, the presence, in person or by proxy, of at least a majority of the shares entitled to vote at the meeting will constitute a quorum for purposes of voting on a particular matter at the meeting. Once a share is represented for any purpose at the meeting, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof unless a new record date is set for the adjournment. Shares held of record by stockholders or their nominees who do not vote by proxy or attend the meeting in person will not be considered present or represented and will not be counted in determining the presence of a quorum. Signed proxies that withhold authority or reflect abstentions and “broker non-votes” will be counted for purposes of determining whether a quorum is present. “Broker non-votes” are proxies received from brokerage firms or other nominees holding shares on behalf of their clients who have not been given specific voting instructions from their clients with respect to non-routine matters.

Assuming the presence of a quorum at the meeting:

•	The election of directors will be determined by a plurality of the votes cast at the meeting. This means that the five nominees receiving the highest number of “FOR” votes will be elected as directors. Withheld votes and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on the proposal to elect directors.

•	The approval of the issuance of shares of our common stock upon conversion of our 8% convertible notes and exercise of related warrants in excess of New York Stock Exchange, or NYSE, limits, and the approval of the 2013 Equity Incentive Plan and the ratification of the appointment of our independent registered public accounting firm require the affirmative vote of a majority of the votes cast at the meeting. Abstentions are counted for purposes of determining the shares represented and voting and will have the effect of a vote against these proposals. Broker non-votes are counted for purposes of determining the shares represented but are not treated as votes cast, and therefore will have no effect on the proposals.

•	the ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the meeting. Abstentions and broker non-votes are counted for purposes of determining the shares represented and voting and will have the effect of a vote against this proposal.

With respect to “routine” matters, such as the ratification of the selection of our independent registered public accounting firm, a bank, brokerage firm, or other nominee has the authority (but is not required) under the rules governing self-regulatory organizations, or SRO rules, including the NYSE MKT, on which our common stock is listed, to vote its clients’ shares if the clients do not provide instructions. When a bank, brokerage firm, or other nominee votes its clients’ shares on routine matters without receiving voting instructions, these shares are counted both for establishing a quorum to conduct business at the meeting and in determining the number of shares voted FOR, AGAINST or ABSTAINING with respect to such routine matters.

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With respect to “non-routine” matters, such as the election of directors, the approval of the issuance of shares of our common stock upon conversion of our 8% convertible notes and exercise of related warrants in excess of NYSE limits, and the approval of the 2013 Equity Incentive Plan, a bank, brokerage firm, or other nominee is not permitted under the SRO rules to vote its clients’ shares if the clients do not provide instructions. The bank, brokerage firm, or other nominee will so note on the voting instruction form, and this constitutes a “broker non-vote.” “Broker non-votes” will be counted for purposes of establishing a quorum to conduct business at the meeting, but not for determining the number of shares voted FOR, AGAINST, ABSTAINING or WITHHELD FROM with respect to such non-routine matters.

In summary, if you do not vote your proxy, your bank, brokerage firm, or other nominee may either:

•	vote your shares on routine matters and cast a “broker non-vote” on non-routine matters; or

•	leave your shares unvoted altogether.

We strongly encourage you to provide instructions to your bank, brokerage firm, or other nominee by voting your proxy. This action ensures that your shares will be voted in accordance with your wishes at the meeting.

Because your vote on the ratification of the appointment of our independent registered public accounting firm is advisory, it will not be binding on our Board or our company. However, our Board and the Audit Committee will consider the outcome of the vote when making future decisions regarding the selection of our independent registered public accounting firm.

Cost of this Proxy Solicitation

We will pay the cost of this proxy solicitation. You will need to obtain your own internet access if you choose to access the proxy materials and/or vote over the internet. In addition to soliciting proxies by mail, our directors and employees might solicit proxies personally and by telephone. None of these individuals will receive any additional compensation for this. We did not, but may in the future, retain a proxy solicitor to assist in the solicitation of proxies for a fee. We will, upon request, reimburse brokers, banks and other nominees for their expenses in sending proxy materials to their principals and obtaining their proxies.

Attending the Annual Meeting

If you are a holder of record and plan to attend the annual meeting, please bring your proxy or a photo identification to confirm your identity. If you are a beneficial owner of common stock held by a bank or broker, i.e., in “street name,” you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote in person your common stock held in street name, you must get a proxy in your name from the registered holder.

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PROPOSAL NO. 1—ELECTION OF DIRECTORS

Our bylaws currently provide that the number of directors constituting the Board shall be not less than five nor more than nine. The Board may establish the number of directors within this range. There are five directors presently serving on our Board, and the number of directors to be elected at this annual meeting is five.

The Board proposes the five nominees listed below for election to the Board for a one-year term. The Board has determined that all directors, except Richard Cohen, are independent as defined in Rule 803A(2) of the NYSE MKT Rules. In addition to the specific bars to independence set forth in that rule, we also consider whether a director or his or her affiliates have provided any services to, worked for or received any compensation from us or any of our subsidiaries in the past three years in particular. In addition, none of the nominees is related by blood, marriage or adoption to any other nominee or any of our executive officers.

Name	Age	Director Since	Position(s) with CorMedix
Directors with Terms Expiring in 2013
Richard M. Cohen	61	December 2009	Executive Chairman, Director and Chief Financial Officer
Gary A. Gelbfish, M.D.	54	December 2009	Director
Antony E. Pfaffle, M.D.	49	February 2007	Director and Chief Scientific Officer
Steven Lefkowitz	57	August 2011	Director
Matthew Duffy	50	November 2011	Director

Richard M. Cohen has been a director of CorMedix since December 2009, was appointed our Chief Financial Officer effective January 1, 2013, was Executive Chairman in September 2011, our Interim Chief Executive Officer in November 2011 and Interim Chief Financial Officer in May 2012. Since 2002, Mr. Cohen has served as a Managing Director of Encore/Novation, a company that purchases and securitizes settlement assets. He also served as Chief Financial Officer of Dune Energy, an oil and gas exploration and production company, from 2003 to 2005. Since 2006, Mr. Cohen has been a member of the Board of Directors and Chairman of the Audit Committee of Helix Biomedix. Mr. Cohen holds a C.P.A. from the State of New York, received his M.B.A. from Stanford University, and received his B.S. from the Wharton School of the University of Pennsylvania. Among other experience, qualifications, attributes and skills, Mr. Cohen’s expertise in financial and investment matters and significant experience in accounting matters as a certified public accountant led to the conclusion of our Board that he should serve as a director of our company in light of our business and structure.

Matthew P. Duffy has been a director of CorMedix since November 2011.  Mr. Duffy is currently Managing Director at Roberts Mitani Advisors, LLC, a boutique investment bank in New York. He has also been Managing Partner and founder of Black Diamond Research, LLC, since July 2001.  Further, he is a founder of Algorithm Sciences, LLC and Identic Pharmaceuticals, LLC. In addition, he is a managing member of NSIP LLC, and a member of the Executive Committee of Ellington Asset Management, LLC.  He led commercial operations at Lev Pharmaceuticals, from November 2007 to October 2008.  From 1995 to 2001, Mr. Duffy led the marketing group at MedImmune, Inc.  Mr. Duffy holds the series 7, 63 and 65 securities licenses and received his undergraduate degree from Duke University.  Among other experience, qualifications, attributes and skills, Mr. Duffy’s commercial and marketing expertise with development stage biotechnology companies led to the conclusion of our Board that he should serve as a director of our company in light of our business and structure.

Gary A. Gelbfish, M.D. has been a director of CorMedix since December 2009. Dr. Gelbfish has been in private practice as a vascular surgeon since 1990. Dr. Gelbfish has practiced vascular surgery at Beth Israel Hospital since 1990, and has practiced vascular surgery at New York University Downtown Hospital since 2003. Since 1997, Dr. Gelbfish has served as an Assistant Clinical Professor of Surgery at Mt. Sinai Hospital. Dr. Gelbfish received a B.S. from Brooklyn College, holds an M.D. from Columbia University, and completed his fellowship in vascular surgery at Maimonides Medical Center. Among other experience, qualifications, attributes and skills, Dr. Gelbfish’s in-depth knowledge of the practice of medicine and understanding of the science behind our product candidates led to the conclusion of our Board that he should serve as a director of our company in light of our business and structure.

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Steven W. Lefkowitz has been a director of CorMedix since August 2011, chairman of the Audit Committee since August 2011, and a member of the Audit and Compensation Committees since August 2011. Mr. Lefkowitz has been the President and Founder of Wade Capital Corporation a financial advisory services company, since June 1990.  Mr. Lefkowitz also serves as a director in both publicly traded and privately held companies.  Mr. Lefkowitz has been a director of Franklin Credit Management Corporation, formerly known as Franklin Credit Holding Corporation, a public specialty consumer finance company since 1996, a director of AIS, RE, a privately held reinsurance company since 2001 and a director and chairman of the board of MedConx, Inc., a privately held medical devices connector company since 2007. Mr. Lefkowitz received his A.B. from Dartmouth College in 1977 and his M.B.A. from Columbia University in 1985. Among other experience, qualifications, attributes and skills, Mr. Lefkowitz’s financial expertise with development stage biotechnology companies led to the conclusion of our Board that he should serve as a director of our company in light of our business and structure.

Antony E. Pfaffle, M.D. has been a director of CorMedix since February 2007 and, effective January 1, 2013, became our Acting Chief Scientific Officer. Dr. Pfaffle has been Director of Healthcare Research at Bearing Circle Capital, L.P., an investment fund, since May 2007. Dr. Pfaffle is an Advisory Medical Director for ParagonRx, an Inventiv Company specializing in drug and device risk evaluation and mitigation. He was a Managing Director at Paramount BioCapital, Inc. and Senior Vice-President of Business Development at Paramount BioSciences, LLC from December 2005 to May 2007. Dr. Pfaffle was a Principal and Founder of Black Diamond Research, an investment research company, from July 2001 to December 2005. Dr. Pfaffle is an internist who practiced nephrology at New York Hospital-Weill Cornell Medical Center, Lenox Hill Hospital and Memorial Sloan-Kettering Cancer Center. Dr. Pfaffle received his M.D. from New York Medical College in 1989.  Among other experience, qualifications, attributes and skills, Dr. Pfaffle’s financial expertise, knowledge of the investment community, medical science background and experience with development stage biopharmaceutical companies led to the conclusion of our Board that he should serve as a director of our company in light of our business and structure.

Recommendation

The Board unanimously recommends that stockholders vote FOR the election of the five nominees for election to the Board for a one-year term.

Vote Required

Directors are elected by a plurality of the votes cast at the annual meeting. This means that the five nominees receiving the highest number of votes will be elected.

Voting by the Proxies

The proxies will vote your common stock in accordance with your instructions. If you are a stockholder of record, unless you mark your proxy card to withhold authority to vote, your common stock will be voted for the election of the nominees named in this proxy statement. Each nominee has agreed to serve and we expect that each of the nominees will be able to serve if elected. However, if any nominee is unavailable for election, the proxies may vote your common stock to elect a substitute nominee proposed by the Board.

If you are a beneficial owner of shares held in street name and you do not provide your broker with voting instructions, under the SRO rules governing brokers, your broker may not vote your shares on the election of directors.

CORPORATE GOVERNANCE

Information about the Board of Directors and its Committees

Board Composition

Our Board currently consists of five members. Directors elected at this meeting and each subsequent annual meeting will be elected for one-year terms or until their successors are duly elected and qualified.

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We only recently separated the position of Chairman, currently non-independent director Richard M. Cohen, and that of Chief Executive Officer, currently Randy Milby. While the Board believes that separation of these positions serves our company well, and intends to maintain this separation where appropriate and practicable, the Board does not believe that it is appropriate to prohibit one person from serving as both Chairman and Chief Executive Officer.

Selection of Nominees for our Board of Directors

To be considered as a director nominee, an individual must have, among other attributes: high personal and professional ethics, integrity and values; commitment to our company and its stockholders; an inquisitive and objective perspective and mature judgment; availability to perform all Board and committee responsibilities; and independence. In addition to these minimum requirements, the Nominating and Governance Committee will also evaluate whether the nominee’s skills are complementary to the existing directors’ skills and the Board’s need for operational, management, financial, international, industry-specific or other expertise. We do not have a specific written policy with regard to the consideration of diversity in identifying director nominees. We focus on identifying nominees with experience, qualifications, attributes and skills to work with the other directors to serve the long-term interests of our stockholders. All those matters being equal, we do and will consider diversity a positive additional characteristic in potential nominees.

The Nominating and Governance Committee invites Board members to submit nominations for director. In addition to candidates submitted by Board members, director nominees recommended by stockholders will be considered. Stockholder recommendations must be made in accordance with the procedures described in the section titled “Stockholder Proposals” below and will receive the same consideration that other nominees receive. All nominees are evaluated by the Nominating and Governance Committee to determine whether they meet the minimum qualifications and whether they will satisfy the Board’s needs for specific expertise at that time. The Committee recommends to the full Board nominees for election as directors at our annual meeting of stockholders.

No stockholder has nominated anyone for election as a director at this annual meeting.

Board Committees

Our Board has established an Audit Committee, Compensation Committee and Nominating and Governance Committee. Our Audit Committee consists of Mr. Lefkowitz (Chair), and Dr. Gelbfish. Our Compensation Committee consists of Dr. Pfaffle (Chair), Mr. Duffy and Mr. Lefkowitz. Our Nominating and Governance Committee consists of Dr. Gelbfish (Chair), Dr. Pfaffle and Mr. Duffy.

Our Board has undertaken a review of the independence of our directors and has determined that all directors except Richard Cohen are independent within the meaning of Section 803A(2) of the NYSE MKT Rules and that Mr. Lefkowitz and Dr. Gelbfish meet the additional test for independence for audit committee members imposed by Securities and Exchange Commission, or SEC, regulation and Section 803B(2) of the NYSE MKT Rules. The members of our Compensation Committee are all independent within the meaning of Section 805(c) of the NYSE MKT Rules.

Each of the above-referenced committees operates pursuant to a formal written charter. The charters for each committee, which have been adopted by our Board, contain a detailed description of the respective committee’s duties and responsibilities and are available on our website at www.cormedix.com under the “Investor Relations—Corporate Governance” tab.

Audit Committee

The primary purpose of our Audit Committee is to assist the Board in the oversight of the integrity of our accounting and financial reporting process, the audits of our consolidated financial statements, and our compliance with legal and regulatory requirements. The Audit Committee is responsible for hiring the independent registered public accounting firm, reviewing and approving the planned scope of the annual audit and pre-approving all audit services and permissible non-audit services provided by our independent registered public accounting firm. Its role also includes meeting with management and our independent registered public accounting firm to review our annual audited financial statements and quarterly financial statements. The Audit Committee monitors the integrity of our financial statements, the performance of our internal audit function and our compliance with regulatory and legal requirements. The Audit Committee also approves any related party transaction.

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Compensation Committee

The primary purpose of our Compensation Committee is to assist our Board in exercising its responsibilities relating to compensation of our executive officers and employees and to administer our equity compensation and other benefit plans. In carrying out these responsibilities, this committee reviews all components of executive officer and employee compensation for consistency with its compensation philosophy, as in effect from time to time. Our Compensation Committee is responsible for reviewing and recommending to our Board the compensation paid to directors, as well as designing and implementing compensation policies for our key personnel, including executive officers and employees. Finally, the Compensation Committee has the authority to obtain, at our expense, the advice and assistance of internal or external advisers, experts and others to assist the Committee.

Nominating and Governance Committee

The primary purpose of our Nominating and Governance Committee is to assist our Board in promoting the best interest of our company and our stockholders through the implementation of sound corporate governance principles and practices. The Nominating and Governance Committee is also responsible for identifying candidates to serve on our Board, developing and recommending a self-evaluation process for our Board and overseeing the self-evaluation process.

Information Regarding Meetings of the Board and Committees

The business of our company is under the general oversight of our Board as provided by the laws of Delaware and our bylaws. During the fiscal year ended December 31, 2012, the Board held 15 meetings and also conducted business by written consent, the Audit Committee held 4 meetings, the Compensation Committee held 2 meetings and the Nominating and Governance Committee held 3 meetings. Each person who was a director during 2012 attended at least 75% of the Board meetings and the meetings of the committee on which he served. We do not have a formal written policy with respect to Board members’ attendance at our annual meetings of stockholders, but we encourage them to do so. All of our directors attended the 2012 annual meeting.

Risk Oversight

Our Board is responsible for our company’s risk oversight and has delegated that role to the Audit Committee. In fulfilling that role, the Audit Committee focuses on our general risk-management strategy, the most significant risks facing our company, and ensures that risk-mitigation strategies are implemented by management. The Compensation Committee oversees risks related to our compensation and benefit plans and policies to ensure sound pay practices that do not cause risks to arise that are reasonably likely to have a material adverse effect on our company. The Nominating and Governance Committee seeks to minimize risks related to governance structure by implementing sound corporate governance principles and practices. Each of the committees regularly reports to the full Board as appropriate on its efforts at risk oversight, and will report any matter that rises to the level of a material or enterprise-level risk.

Stockholder Proposals

 The Bylaws establish procedures for stockholder nominations for elections of directors and bringing business before any annual meeting or special meeting of stockholders. A stockholder entitled to vote in the election of directors may nominate one or more persons for election as directors at a meeting only if written notice of such stockholder’s intent to make such nomination or nominations has been delivered to our Corporate Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the prior year’s annual meeting. In the event that the date of the annual meeting is more than 30 days before or more than 60 days after the anniversary date of the prior year’s annual meeting, the stockholder notice must be given not more than 120 days nor less than the later of 90 days prior to the date of the annual meeting or, if it is later, the 10th day following the date on which the date of the annual meeting is first publicly announced or disclosed by us.

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A stockholder’s notice must set forth: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and the rules and regulations thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (i) the name and address of such stockholder, as they appear on our books, and of such beneficial owner, and (ii) the class and number of shares of our company that are owned beneficially and of record by such stockholder and such beneficial owner; and (d) any additional information reasonably requested by the Board.

Notwithstanding anything in the previous paragraph to the contrary, in the event that the number of directors to be elected to the Board is increased and there is no public announcement by us naming all of the nominees for director or specifying the size of the increased Board at least 70 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by the Bylaws will also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to our Corporate Secretary at our principal executive offices not later than the close of business on the 10th day following the day on which such public announcement is first made by us.

The chairman of the meeting has the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in the Bylaws and, if any proposed nomination or business is not in compliance with the Bylaws, to declare that such defective proposal or nomination will be disregarded.

Stockholder Communications with the Board

Stockholders who wish to do so may communicate directly with the Board or specified individual directors by writing to:

Board of Directors (or name of individual director)

c/o Secretary
CorMedix Inc.
745 Route 202-206, Suite 303
Bridgewater, NJ 08807

We will forward all communications from stockholders to the full Board, to non-management directors, to an individual director or to the chairperson of the Board committee that is most closely related to the subject matter of the communication, except for the following types of communications: (i) communications that advocate that we engage in illegal activity; (ii) communications that, under community standards, contain offensive or abusive content; (iii) communications that have no relevance to our business or operations; and (iv) mass mailings, solicitations and advertisements. The Corporate Secretary will determine when a communication is not to be forwarded. Our acceptance and forwarding of communications to directors does not imply that directors owe or assume any fiduciary duties to persons submitting the communications.

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PROPOSAL NO. 2 – APPROVAL OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK UPON CONVERSION OF OUR 8% SENIOR SECURED CONVERTIBLE NOTES AND RELATED WARRANTS IF THE CONVERSION OR EXERCISE THEREOF REQUIRES THE ISSUANCE OF SHARES IN EXCESS OF THE NEW YORK STOCK EXCHANGE LIMITS FOR SHARE ISSUANCES WITHOUT STOCKHOLDER APPROVAL

On May 23, 2013, we entered into a securities purchase agreement with existing institutional investors pursuant to which we issued and sold an aggregate of $1,500,000 in principal amount of 8% senior secured convertible notes, referred to as the Notes, and warrants to purchase up to an aggregate of 1,000,000 shares of our common stock. The Notes are convertible at any time into shares of our common stock at a conversion price of $1.10, subject to adjustment. The holders of the Notes also may elect to add to the principal amount of the Notes a year’s worth of interest. The Warrants are exercisable for five years at any time after May 30, 2013 and have an exercise price of $1.10 per share, subject to adjustment.

The conversion price of the Notes and the exercise price of the Warrants are both subject to automatic price-based anti-dilution adjustments in the event that we issue shares of common stock (or securities convertible into or exercisable for common stock) at a price per share that is less than the then applicable conversion or exercise price. For example, if we were to issue shares in a future financing at $1.00 per share, then the conversion price of the Notes and the exercise price of the Warrants would be reduced to $1.00 per share. We currently have no plans to issue shares at a dilutive price in any future financing. In addition, the exercise price of the Warrants also will automatically be reset on May 30, 2015, to the then market price of our common stock, as reported on the NYSE MKT, provided such price is less than $1.10 or the then applicable exercise price. Despite the potential for the exercise price of the Warrants to be reduced, the number of shares issuable upon exercise of the Warrants will not change and will remain at a maximum aggregate of 1,000,000 shares. A fuller description of the Notes is provided below.

In the event the conversion price of the Notes is reduced, the number of shares that would be issuable upon their conversion would increase. Depending on the decrease in the conversion price, if any, the number of shares issuable upon conversion of the Notes, including any interest added to the principal thereof, when added to the 1,000,000 shares of common stock issuable upon exercise of the Warrants, could equal or exceed 20% of the shares of common stock outstanding immediately prior to the May 2013 financing, which was 13,282,665 shares. Twenty percent of that amount is 2,656,532 shares, referred to as the Maximum Amount. The rules of the NYSE MKT, on which our common stock is listed, prohibit the issuance of common stock in an amount that is equal to or greater than 20% of the shares of our common stock outstanding prior to the May 2013 financing if (i) the offering was not a bona fide “public offering” as defined in the NYSE MKT Rules or (ii) the purchase price of those securities is or could be less than the market price of our common stock at the time of the May 2013 financing, in either case, without stockholder approval.

Pursuant to the terms of the securities purchase agreement pursuant to which we sold the Notes and the Warrants and NYSE Listed Company Manual Rule 312.03(c), stockholder approval is required prior to our issuance of common stock upon conversion of the Notes or exercise of the Warrants if the number of shares of common stock to be issued would be equal to or greater than the Maximum Amount.

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Effect of Not Approving this Proposal

Failure to obtain approval of this Proposal No. 2 with respect to the issuance of shares of our common stock upon conversion of the Notes and exercise of the Warrants would limit our ability to use shares of common stock instead of cash to settle amounts due under the Notes in excess of the Maximum Amount. We believe that the ability to repay the Notes, and any interest added to the principal amount of the Notes, in shares of our common stock is very important to our company in order to conserve cash resources for the planned expansion of our business. In addition, if we cannot use shares of common stock to repay the Notes, we may not have sufficient cash on hand to repay the Notes when required and may default on the Notes, in which event the entire principal and any accrued interest on the Notes would be due and payable at a price equal to the greater of (i) 125% of the principal amount of the Notes and (ii) the product of (a) the principal amount of the Notes divided by the conversion price then in effect, multiplied by (b) 125% of the greatest closing sale price of our common stock on any trading day during the period beginning on the date immediately before our default and ending on the date we make the entire payment required upon our default. Also, such a default would cause a cross default on our outstanding 2012 convertible notes, of which there was an aggregate of principal amount of $886,400 outstanding on May 31, 2013, which would render those notes repayable immediately, putting an even greater strain on our cash resources. This could require us to find additional financing which we may not be able to find on acceptable terms or at all. Further, the ability to receive proceeds from the exercise of the Warrants provides us with a potential cash source at this critical time in our company’s life. Finally, we also believe that failure to obtain stockholder approval of this proposal could jeopardize our future financing prospects because prospective purchasers of securities may consider our stockholders as unsupportive of financings approved by our Board.

If our stockholders do not approve Proposal No. 2 at the annual meeting, we are required by the terms of the securities purchase agreement pursuant to which we sold the Notes and the Warrants to continue to seek stockholder approval in each of the next three fiscal quarters and thereafter semi-annually until such approval is received. Failure to receive approval at the annual meeting will therefore increase our general and administrative expenses, funds that we believe would be better spent pursuing the planned commercialization of Neutrolin.

Vote Required

The affirmative vote of the holders of a majority of the shares of our common stock present or represented and entitled to vote on this proposal at the annual meeting will be required to approve this proposal, provided, however, that in accordance with NYSE MKT rules no shares issued or issuable in connection with the May 2013 financing are eligible to vote on this proposal.

In accordance with Delaware law, abstentions will be counted for purposes of determining both whether a quorum is present at the annual meeting and the total number of shares represented and voting on this proposal. While broker non-votes will be counted for purposes of determining the presence or absence of a quorum, broker non-votes will not be counted for purposes of determining the number of shares represented and voting with respect to the particular proposal on which the broker has expressly not voted and, accordingly, will not affect the approval of this proposal.

The Board of Directors unanimously recommends that the stockholders vote “FOR” the approval of the issuance of shares of our common stock upon the conversion of the Notes and the exercise of the Warrants in excess of the Maximum Amount.

Description of the Notes

The Notes are senior, secured obligations, guaranteed by all of our assets. The Notes bear interest at the rate of 8.0% per annum and will be subject to a “make-whole” upon any conversion of the Notes into common stock, as if the Notes being converted were outstanding to April 1, 2014. Interest is first payable on September 3, 2013 and on the first trading day of each month thereafter. The Notes mature on April 1, 2016 unless redeemed prior to that date, subject to amortization discussed below. A noteholder may elect to have any interest due prior to April 1, 2014 added to the principal amount of a note; thereafter, interest will be paid in cash only.

We will redeem the Notes in cash at par value or in shares of stock which are priced in accordance with a pricing formula set forth in the Notes, in eight equal monthly installment payments beginning on September 1, 2013, and continuing thereafter on the first business day of each month, ending on April 1, 2014. At our option, and if certain equity conditions are waived or satisfied, we may elect to pay these installment payments in shares of common stock, in cash, or in any combination of shares and cash. To the extent we pay all or any portion of an installment payment in common stock, we will deliver to each noteholder the amount of shares equal to the applicable installment payment being paid in shares of common stock, divided by the lower of (i) the conversion price then in effect, and (ii) 90% of the average of the 10 lowest-volume weighted-average prices of our common stock during the 20 trading day period ending two trading days prior to the applicable payment date, which price we refer to as the Company Conversion Price.

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All installment payments will be subject to the right of each noteholder to defer payment of some or all of any installment payment to a subsequent installment date or the maturity date, and, with respect to any installment date, convert, at the then-prevailing Company Conversion Price, any amount of principal and capitalized interest up to an amount equal to four installment payments. Each noteholder may also convert, at any time, all or a portion of any deferred installment payment. The Company Conversion Price for any such deferred installment payment shall be the lower of the Company Conversion Price in effect on the date of the original installment date and the Company Conversion Price then in effect.

In the event we default on our obligations under the Notes, each noteholder may require that we redeem all or any portion of such noteholder’s Notes at a price equal to the greater of (i) the product of the amount to be redeemed, multiplied by the redemption premium (which is 125%), and (ii) the product of (a) the amount to be redeemed divided by the conversion price then in effect, multiplied by (b) the product of the redemption premium multiplied by greatest closing sale price of our common stock on any trading day during the period beginning on the date immediately before our default and ending on the date we make the entire redemption payment required upon our default. Furthermore, until we have fully paid such redemption payment, any noteholder who has submitted an amount for redemption following our default may elect to have such amount converted into our common stock in lieu of redemption. In the event our default is due to our bankruptcy, insolvency or reorganization, however, the Notes will not be redeemable and all amounts due and owing under the Notes will be immediately due and payable.

A noteholder may convert a Note, and any interest due prior to April 1, 2014 elected by the holder to be added to the principal amount of the Note, at any time into shares of common stock. A noteholder will be prohibited from converting its Notes if, as a result of such conversion, such holder, together with its affiliates, would beneficially own more than 4.99% or 9.99%, at the election of the initial noteholder, of the total number of shares of our common stock then issued and outstanding. Any noteholder may increase or decrease this percentage, provided that such change will not be effective until the 61st day following such noteholder’s request, and such change will only apply to the requesting noteholder.

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PROPOSAL NO. 3 - APPROVAL OF THE CORMEDIX INC. 2013 STOCK INCENTIVE PLAN

On March 20, 2013, the Board of Directors approved the CorMedix Inc. 2013 Stock Incentive Plan, or the 2013 Plan, subject to stockholder approval. We believe that the 2013 Plan is an important incentive for our employees and is critical to our ongoing effort to build stockholder value and align the interests of our employees and directors with those of our stockholders. Equity awards are a significant part of our ability to attract, retain, and motivate people whose skills and performance are critical to our success. We have a practice of linking key employee compensation to corporate performance because we believe that this increases employee motivation to improve stockholder value. We have, therefore, consistently included equity incentives as a significant component of compensation for our employees, as evidenced by awards granted in the past pursuant to the CorMedix Inc. Amended and Restated 2006 Stock Incentive Plan, or the 2006 Plan. However, as of May 31, 2013, there were only 401,703 shares of our common stock remaining for issuance under the 2006 Plan. Since adoption by the Board of the 2013 Plan, we have not made any grants under the 2006 Plan. If the stockholders approve the 2013 Plan, we will no longer make equity grants under the 2006 Plan.

Also on March 20, 2013, we granted non-statutory stock options pursuant to the 2013 Plan for an aggregate of 1,400,000 shares of our common stock to all CorMedix team members and our directors. For these options, the Compensation Committee and the Board of Directors, in acknowledgement of the focus required during this period in our company’s history, determined that vesting should be based primarily on performance and not simply the passage of time.  As a result, nearly all of the CorMedix team options vest only if specified performance milestones are met. The bulk of the milestones relate to the commercialization of Neutrolin®, including specific commercial and business development events, with vesting over one to three years. The director options vest over two years, but do not have performance milestones. Option grants to our executive officers and directors are as follows: Randy Milby, 500,000 shares; Antony Pfaffle, 210,000 shares; Steve Lefkowitz, 120,000 shares; Matthew Duffy, 100,000 shares; Gary Gelbfish, 50,000 shares; and Richard Cohen, 40,000 shares. If the stockholders do not approve the 2013 Plan, these options will terminate.

Following is a summary of the principal features of the 2013 Plan. The summary is qualified by the full text of the 2013 Plan, attached to this proxy statement as Appendix A.

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Key Provisions

Following are the key provisions of the 2013 Plan:

Provisions of 2013 Plan	Description
Eligible Participants	Employees, directors, consultants, advisors and other independent contractors of our company and any successor entity that adopts the 2013 Plan.

Share Reserve

•     Total of 5,000,000 shares of our common stock.

•     Shares of common stock that are issued under the 2013 Plan or that are subject to outstanding awards will be applied to reduce the number of shares reserved for issuance under the 2013 Plan.

•     Except as otherwise required by Section 162(m) of the Internal Revenue Code, or the Code, in the event that a stock option granted under the 2013 Plan expires or is terminated or cancelled unexercised or unvested as to any shares of common stock, or in the event that shares of common stock are issued as restricted stock or as part of another award under the 2013 Plan and thereafter forfeited or reacquired by us, such shares will return to the share reserve and will again be issuable under the 2013 Plan.

Award Types	• Incentive stock options • Nonstatutory stock options • Restricted stock awards • Performance awards • Stock appreciation rights

Vesting	Determined by the Compensation Committee of the Board of Directors

Award Limits	No more than 500,000 shares may be issued to a single participant pursuant to awards under the 2013 Plan in a calendar year.

2013 Plan Termination Date	March 20, 2023

Administration

The 2013 Plan is administered by our Compensation Committee, which consists of two or more non-employee directors, each of whom is intended to be, to the extent required by Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, a non-employee director under Rule 16b-3 and an outside director under Section 162(m), or if no committee exists, the Board of Directors. The Compensation Committee has the full authority to administer and interpret the 2013 Plan and to take any other actions and make all other determinations that it deems necessary or appropriate in connection with the 2013 Plan or the administration or interpretation thereof, including but not limited to the establishment of performance-based criteria for each person eligible to receive awards under the 2013 Plan.

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Available Shares

Subject to adjustment upon certain corporate transactions or events, a maximum of 5,000,000 shares of our common stock may be issued under the 2013 Plan. In addition, subject to adjustment upon certain corporate transactions or events, to the extent we are subject to Section 162(m) of the Code, employees may not receive awards covering more than 500,000 shares of common stock during any calendar year. If an option or other award granted under the 2013 Plan expires or terminates, the shares subject to any portion of the award that expires or terminates without having been exercised or paid, as the case may be, will again become available for the issuance of additional awards. Unless previously terminated by our Board of Directors, no new award may be granted under the 2013 Plan after the tenth anniversary of the date that such plan was initially approved by our Board of Directors.

Eligibility and Types of Awards

Our employees, directors, consultants, advisors and other independent contractors who provide services to us are eligible to be granted awards under the 2013 Plan, including options, restricted stock, performance awards and other awards.

Stock Options

A stock option may be an incentive stock option, within the meaning of section 422 of the Code, or a nonstatutory stock option. However, only employees may be granted incentive stock options. The terms of specific options, including whether options will constitute “incentive stock options” for purposes of Section 422(b) of the Code, will be determined by the Compensation Committee. The exercise price of an option will be determined by the Compensation Committee. The exercise price may not be lower than 100% (110% in the case of an incentive stock option granted to a 10% stockholder) of the fair market value of the common stock (as defined under the 2013 Plan) on the date of grant. Each option will be exercisable for such period set by the Compensation Committee, which will generally not exceed ten years from the date of grant (or five years in the case of an incentive stock option granted to a 10% stockholder). Options will be exercisable at such times and subject to such terms as determined by the Compensation Committee.

Unless the terms of an optionholder’s stock option agreement provide otherwise, if an optionholder’s relationship with us, or any of its affiliates, ceases for any reason, the optionholder may exercise any options vested as of the date of termination, but only during the post-termination exercise period beginning on the date of termination and extending for 90 days thereafter.

Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the Compensation Committee and may include (a) cash or check, (b) a broker-assisted cashless exercise, (c) the tender of common stock previously owned by the optionholder, (d) a net exercise of the option, (e) any combination of the foregoing methods of payment, and (f) any other legal consideration approved by the Compensation Committee.

Unless the Compensation Committee provides otherwise, awards generally are not transferable except by will or the laws of descent and distribution. An optionholder may designate a beneficiary, however, who may exercise the option following the optionholder’s death.

Incentive stock options may be granted only to our employees. The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to incentive stock options that are exercisable for the first time by an optionholder during any calendar year under the 2013 Plan may not exceed $100,000. No incentive stock option may be granted to any employee who, at the time of the grant, owns or is deemed to own stock representing more than 10% of the voting power of all classes of our stock or any of our affiliates unless (a) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and (b) the term of the incentive stock option does not exceed five years from the date of grant.

Restricted Stock

Restricted stock awards are awards of shares of ours common stock that vest in accordance with established terms and conditions of the award agreement with the participant. The Compensation Committee sets the terms of the restricted stock awards, including the size of the restricted stock award, the price (if any) to be paid by the recipient, the vesting schedule, and any performance criteria that may be required for the stock to vest. The restricted stock award may vest based on continued employment and/or the achievement of performance goals. If a participant’s service terminates before the restricted stock is fully vested, all of the unvested shares may be forfeited to, or repurchased by, us.

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Performance Awards

A performance award confers upon its recipient certain rights payable to or exercisable by its recipient, in whole or in part, as determined by the Compensation Committee, and conditioned upon the achievement of performance criteria determined by the Compensation Committee. Performance goals established by the Compensation Committee are based on objectively determinable performance goals selected by the Compensation Committee that apply to an individual or group of individuals, or us as a whole, over a performance period designated by the Compensation Committee. A performance award must be denominated in shares of common stock and may be payable in cash, shares of common stock, other awards under the 2013 Plan, or any combination thereof.

Performance goals are to be based on one or more of the following criteria: EBITDA (defined as earnings before interest, taxes, depreciation and amortization), stock price, earnings per share, net earnings, operating or other earnings, profits, revenues, net cash flow, financial return ratios, return on assets, stockholder return, return on equity, growth in assets, market share or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals or goals relating to acquisitions or strategic partnerships. A performance goal need not be based on an increase or positive result.

Stock Appreciation Rights

Stock appreciation rights may be granted under the 2013 Plan either concurrently with the grant of an option or alone, without reference to any related stock option. The Compensation Committee determines both the number of shares of common stock related to each stock appreciation right and the exercise price for a stock appreciation right, within the terms and conditions of the 2013 Plan, provided that the exercise price of a stock appreciation right cannot be less than 100% of the fair market value of the common stock subject thereto on the date of grant.

Each stock appreciation right confers on the participant to whom it is granted a right to receive payment, upon exercise of a stock appreciation right, in cash or shares of common stock, in an amount equal to the excess of (i) the fair market value of one share of common stock on the date of exercise or, in the Compensation Committee’s discretion, during a specified period before or after the date of exercise or a change in control (as defined under the 2013 Plan) of our company, over (ii) the grant price of the stock appreciation right as determined by the Compensation Committee as of the date of grant of the stock appreciation right. The Compensation Committee determines whether to deliver cash in lieu of shares of common stock upon the exercise of a stock appreciation right. If the Compensation Committee elects to pay the holder of the stock appreciation right cash in lieu of shares of common stock, the holder of the stock appreciation right will receive the amount by which the stock appreciation right increased in value, as described above. If common stock is issued, the number of shares of common stock that will be issued upon the exercise of a stock appreciation right is determined by dividing (i) the number of shares of common stock as to which the stock appreciation right is exercised multiplied by the amount of the appreciation in such shares, by (ii) the fair market value of a share of common stock on the exercise date.

Corporate Transactions

Upon the occurrence of a change in control, except to the extent otherwise provided in a particular participant’s award agreement (as defined under the 2013 Plan), all awards shall become fully vested and, with respect to any award that is an option or stock appreciation right, exercisable in full. Each participant will be afforded an opportunity to exercise his or her options or stock appreciation rights immediately prior to the occurrence of the change in control (and conditioned upon the consummation of the change in control) so he or she can participate in the transaction if he or she desires.

If a change in control occurs, the Compensation Committee may, in its sole discretion, determine that (i) some or all participants holding outstanding options will receive, with respect to some or all of the shares of common stock subject to such options, as of the effective date of any such change in control, cash in an amount equal to the excess of the fair market value of such shares immediately prior to the effective date of such change in control over the exercise price per share of such options; and (ii) any options as to which, as of the effective date of any such change in control, the fair market value of the shares of common stock subject to such options is less than or equal to the exercise price per share of such options, shall terminate as of the effective date of any such change in control. If the Compensation Committee makes a determination as set forth in paragraph (i) above, then as of the effective date of any such change in control, such options will terminate as to such shares and the participants formerly holding such options will only have the right to receive the aforementioned cash payment(s). If the Compensation Committee makes a determination as set forth in paragraph (ii) above, then as of the effective date of any such change in control, such options will terminate, become void and expire as to all unexercised shares of common stock subject to such options on such date, and the participants formerly holding such options will have no further rights with respect to such options.

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Amendment and Termination

Our Board of Directors may amend the 2013 Plan as it deems advisable, except that it may not amend the 2013 Plan in any way that would adversely affect a participant with respect to an award previously granted. In addition, our Board of Directors may not amend the 2013 Plan without stockholder approval if such approval is then required pursuant to Sections 162(m) or 422 of the Code, the regulations promulgated thereunder or the rules of any stock exchange or similar regulatory body.

Tax Withholding

The Board of Directors may require a participant to satisfy any federal, state, local, or foreign tax withholding obligation relating to a stock award by (a) withholding and deducting from any payments made under the 2013 Plan or from future wages of the participant (or from other amounts that may be due and owing to the participant from us or a subsidiary of ours), or (b) requiring the participant to promptly remit the amount of such withholding to us before we take any action, including issuing any shares of common stock, with respect to the participant’s award. At any time when a participant is required to pay to us an amount required to be withheld under applicable income tax laws in connection with a distribution of common stock or upon exercise of an option, the participant, with the prior consent of the Compensation Committee, may satisfy this obligation in whole or in part by electing to have us withhold from the distribution, shares of common stock having a fair market value up to the minimum amount required to be withheld.

Summary of Federal Income Tax Consequences of the 2013 Plan

The following summary is intended only as a general guide to the U.S. federal income tax consequences under current law of participation in the 2013 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances. Furthermore, the tax consequences are complex and subject to change, and a taxpayer’s particular situation may be such that some variation of the described rules is applicable. Recipients of awards under the 2013 Plan should consult their own tax advisors to determine the tax consequences to them as a result of their particular circumstances.

Incentive Stock Options

A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code.

If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option was granted and more than one year after the date the option was exercised for those shares, any gain or loss on a disposition of those shares (a “qualifying disposition”) will be a long-term capital gain or loss. Upon such a qualifying disposition, we will not be entitled to any income tax deduction.

If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, generally we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the tax year in which the disqualifying disposition occurs.

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The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

Nonstatutory Stock Options

Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income as the result of the grant of such an option so long as the exercise price is equal to the fair market value of the stock on the date of grant and the option (and not the underlying stock) does not have a readily ascertainable fair market value at such time. Upon exercise of a nonstatutory stock option, the participant normally recognizes ordinary income in the amount of the difference between the option exercise price and the then-fair market value of the shares purchased. Generally, we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to an income tax deduction in the tax year in which such ordinary income is recognized by the participant.

Upon the disposition of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss.

Restricted Stock

A participant acquiring restricted stock generally will recognize ordinary income equal to the difference between the fair market value of the shares on the “determination date” (as defined below) and their purchase price, if any. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The “determination date” is the date on which the participant acquires the shares unless they are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable, or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. We generally will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the year in which such ordinary income is recognized by the participant.

Performance Awards

A participant generally will recognize no income upon the grant of a performance stock award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any nonrestricted shares received. The receipt of other awards upon settlement will generally be subject to the tax consequences for such awards as is summarized herein. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

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Stock Appreciation Rights

A participant recognizes no taxable income upon the receipt of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code.

Potential Limitation on Deductions

Compensation of persons who are “covered employees” of our company is subject to the tax deduction limits of Section 162(m) of the Code. Awards that qualify as “performance-based compensation” are exempt from Section 162(m), thereby permitting us to claim the full federal tax deduction otherwise allowed for such compensation.

In accordance with Treasury Regulations (defined below) issued under Section 162(m) of the Code, compensation attributable to awards of stock options and stock appreciation rights will qualify as performance-based compensation if (i) such awards are approved by a compensation committee composed solely of “outside directors”, (ii) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, (iii) the plan is approved by the stockholders, and (iv) the exercise or strike price of the award is no less than the fair market value of the stock on the date of grant. It is intended that options and SARs granted under the 2013 Plan qualify as performance-based compensation that is exempt from the $1 million deduction limitation. “Treasury Regulations” means the regulations promulgated by the United States Department of the Treasury pursuant to the Code.

Further, in accordance with Treasury Regulations issued under Section 162(m) of the Code, compensation attributable to restricted stock awards, and restricted stock unit awards granted under a plan will qualify as performance-based compensation if (i) the award is granted by a compensation committee composed solely of “outside directors,” (ii) the award becomes vested or is settled, as applicable, only upon the achievement of a performance goal based upon objective business criteria established in writing by the compensation committee within 90 days after the commencement of the performance period and while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the settlement of the award that the performance goal has been satisfied, and (iv) prior to the granting (or vesting or settlement) of the award, the stockholders have approved the material terms that may be incorporated into an award by the compensation committee (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount, or formula used to calculate the amount, payable upon attainment of the performance goal). It is intended that the Compensation Committee may grant restricted stock awards and restricted stock unit awards under the 2013 Plan that qualify as performance-based compensation that is exempt from the $1 million deduction limitation.

The foregoing is only a summary, based on the current Code and Treasury Regulations thereunder, of the U.S. federal income tax consequences to the participant and our company with respect to the grant and exercise of options and other awards under the 2013 Plan. The summary does not purport to be complete, and it does not address the tax consequences of the participant’s death, any tax laws of any municipality, state or foreign country in which a participant might reside, or any other laws other than U.S. federal income tax laws.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote that are present or represented at the meeting and voted is required to approve the 2013 Plan. In accordance with Delaware law, abstentions will be counted for purposes of determining both whether a quorum is present at the annual meeting and the total number of shares represented and voting on this proposal. While broker non-votes will be counted for purposes of determining the presence or absence of a quorum, broker non-votes will not be counted for purposes of determining the number of shares represented and voting with respect to the particular proposal on which the broker has expressly not voted and, accordingly, will not affect the approval of this proposal.

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The Board of Directors has unanimously approved the 2013 Stock Incentive Plan and recommends that you vote "FOR" Proposal No. 3.

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PROPOSAL NO. 4—RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Pursuant to its charter, the Audit Committee of our Board has appointed the firm CohnReznick LLP, Roseland, New Jersey, to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2013. While the Audit Committee is solely responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm, the Committee and the Board are requesting that the stockholders ratify this appointment. If the stockholders ratify this appointment, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if it believes that doing so would be in the best interests of our stockholders. If the stockholders do not ratify this appointment, the Audit Committee may reconsider, but might not change, its appointment.

CohnReznick LLP, or Cohn, has audited our financial statements annually since December 31, 2009. Representatives of Cohn are expected to be present at the annual meeting of stockholders with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Vote Required

Ratification of the appointment of Cohn as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the meeting. In accordance with Delaware law, abstentions and broker non-votes will be counted for purposes of determining both whether a quorum is present at the annual meeting and the total number of shares represented and voting on this proposal and, accordingly, will have the effect of a vote AGAINST the approval of this proposal.

Voting by the Proxies

The proxies will vote your common stock in accordance with your instructions. Unless you give specific instructions to the contrary, your common stock will be voted for the ratification of the appointment of Cohn as our independent registered public accounting firm for the fiscal year ending December 31, 2013.

Recommendation

The Board unanimously recommends that stockholders vote FOR the ratification of the appointment of Cohn as our independent registered public accounting firm for the fiscal year ending December 31, 2013.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Stockholders

The following table shows the number of shares of our common stock beneficially owned as of May 31, 2013 by:

•     each person known by us to own beneficially more than 5% of the outstanding shares of our common stock;

•     each director and nominee for director;

•     each of our executive officers named in the Summary Compensation Table below (the “Named Executive Officers”); and

•     all of our current directors and executive officers as a group.

This table is based upon the information supplied by our Named Executive Officers, directors and principal stockholders and from Schedules 13D and 13G filed with the SEC. Except as indicated in footnotes to this table, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown, and their address is c/o CorMedix Inc., 745 Route 202-206, Suite 303, Bridgewater, New Jersey 08807. As of May 31, 2013, we had 13,318,095 shares of common stock outstanding. Beneficial ownership in each case also includes shares issuable upon exercise of outstanding options that can be exercised within 60 days after May 31, 2013 for purposes of computing the percentage of common stock owned by the person named. Options owned by a person are not included for purposes of computing the percentage owned by any other person.

Name and Address of Beneficial Owner	Common Stock Beneficially Owned (1)
	Shares	%
5% or Greater Stockholders:
PharmaBio Development Inc. (2)	1,173,344	8.6
Elliott Associates, L.P. (3)	1,330,477	9.9
Lindsay A. Rosenwald, M.D. (4)	664,572	4.9
Directors and Named Executive Officers:
Randy Milby (5)	367,857	2.7
Richard Cohen (6)	90,000	*
Matthew P. Duffy (7)	193,223	1.4
Gary A. Gelbfish, M.D. (8)	664,572	4.9
Steve Lefkowitz (9)	492,665	3.6
Antony E. Pfaffle, M.D. (10)	221,850	1.6

All executive officers and directors as a group (6 persons) (11)	2,354,799	15.4

* Represents holdings of less than 1% of shares outstanding.

(1)	Based upon 13,318,095 shares of our common stock outstanding on May 31, 2013 and, with respect to each individual holder, rights to acquire our common stock exercisable within 60 days of May 31, 2013.

(2)	Includes (i) 778,563 shares of our common stock and (ii) 394,781 shares of our common stock issuable upon exercise of warrants. The business address of PharmaBio Development Inc. is 4208 Six Forks Road, Suite 920, Raleigh, North Carolina 27609. Based solely on information contained in a Schedule 13G and Form 4 filed with the SEC on March 23, 2011 and April 13, 2012, respectively by PharmaBio Development Inc.

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(3)	Due to the Ownership Limitation (as defined below), Elliott Associates, L.P. (“Elliott Associates”) may be deemed the beneficial owner of 1,330,477 shares of our common stock through securities held by Manchester Securities Corp., a wholly-owned subsidiary of Elliott Associates (“Manchester”). Notwithstanding the above, Manchester holds: (i) 781,440 shares of our common stock, (ii) 2010 warrants exercisable for 390,720 shares of our common stock, (iii) 2012 senior convertible notes convertible into 1,142,857 shares of our common stock, (iv) 2012 warrants exercisable for 1,000,000 shares of our common stock, (v) 2013 senior convertible notes convertible into 681,819 shares of our common stock, and (vi) 2013 warrants exercisable for 500,000 shares of our common stock (the 2012 senior convertible notes, the 2012 warrants, the 2013 senior convertible notes and the 2013 warrants shall collectively be referred to herein as the “Convertible Securities”). However, in accordance with Rule 13d-4 under the Exchange Act, the number of shares of our common stock into which the Convertible Securities are convertible or exercisable, as applicable, are limited pursuant to the terms of the Convertible Securities to that number of shares of our common stock which would result in Elliott Associates having aggregate beneficial ownership of (a) with respect to the 2012 senior convertible notes and the 2012 warrants, 4.999% of the total issued and outstanding shares of our common stock, and (b) with respect to the 2013 senior convertible notes and 2013 warrants, 9.99% of the total issued and outstanding shares of our common stock (the "Ownership Limitation"). Elliott Associates disclaims beneficial ownership of any and all shares of our common stock issuable upon any conversion or exercise of the Convertible Securities if such conversion or exercise would cause Elliott Associates’ aggregate beneficial ownership to exceed or remain above the applicable Ownership Limitation (as is currently the case). Therefore, Elliott Associates disclaims beneficial ownership of any of our common stock issuable upon any conversion or exercise of the 2012 senior convertible notes and the 2012 warrants, and any shares of our common stock, other than 158,317 shares, issuable upon any conversion or exercise of the 2013 senior convertible notes and the 2013 warrants. The business address of Elliott Associates is 40 West 57th Street, 30th Floor, New York, New York 10019. Based solely on information contained in a Schedule 13G filed with the SEC on April 9, 2010 by Elliott Associates and other information known to us.

(4)	Includes (i) 82,257 shares of our common stock held directly by Dr. Rosenwald, (ii) 103,400 shares of our common stock issuable upon exercise of warrants held directly by Dr. Rosenwald, (iii) 142,857 shares of our common stock issuable upon conversion of 2012 senior convertible notes held directly by Dr. Rosenwald, (iv) 125,000 shares of our common stock issuable upon exercise of 2012 warrants held directly by Dr. Rosenwald (the 2012 senior convertible notes and the 2012 warrants shall collectively be referred to herein as the “Rosenwald Convertible Securities”), (v) 60,998 shares of our common stock held by PBS, of which Dr. Rosenwald is sole member, and (vi) 30,499 shares of our common stock issuable upon exercise of warrants held by PBS. However, in accordance with Rule 13d-4 under the Exchange Act, the number of shares of our common stock into which the Rosenwald Convertible Securities are convertible or exercisable, as applicable, are limited pursuant to the terms of the Rosenwald Convertible Securities to that number of shares of our common stock which would result in Dr. Rosenwald having aggregate beneficial ownership of 4.999% of the total issued and outstanding shares of our common stock (the “Rosenwald Ownership Limitation”). Dr. Rosenwald disclaims beneficial ownership of any and all shares of our common stock issuable upon any conversion or exercise of the Rosenwald Convertible Securities if such conversion or exercise would cause Dr. Rosenwald’s aggregate beneficial ownership to exceed or remain above the Rosenwald Ownership Limitation (as is currently the case). Therefore, Dr. Rosenwald disclaims beneficial ownership of any of our common stock issuable upon any conversion or exercise of the Rosenwald Convertible Securities, other than 87,418 shares of our common stock issuable upon conversion or exercise of the Rosenwald Convertible Securities. The business address of Dr. Rosenwald is c/o Paramount BioSciences, LLC, 787 Seventh Avenue, 48th Floor, New York, New York 10036. Based solely on information contained in a Schedule 13G filed with the SEC on December 9, 2010 by Dr. Rosenwald and other information known to us.

(5)	Consists of (i) 100,000 shares of our common stock issuable upon exercise of stock options, (ii) 142,857 shares of our common stock issuable upon conversion of 2012 senior convertible notes, held by MW Bridges LLC, of which Mr. Milby is Managing Partner, and (iii) 125,000 shares of our common stock issuable upon exercise of 2012 warrants held by MW Bridges LLC. The convertible notes and warrants identified in clauses (ii) and (iii) above prohibit conversion or exercise if after such conversion or exercise Mr. Milby and his affiliates would beneficially own more than 4.9% of our outstanding common stock.

(6)	Consists of 90,000 shares of our common stock issuable upon exercise of stock options.

(7)	Includes (i) 9,768 shares of our common stock, (ii) 125,000 shares of our common stock issuable upon exercise of stock options, (iii) 29,884 shares of our common stock issuable upon exercise of 2012 warrants, and (iv) 28,571 shares of our common stock issuable upon conversion of 2012 senior convertible notes. The convertible notes and warrants identified in clauses (iii) and (iv) above prohibit conversion or exercise if after such conversion or exercise Mr. Duffy and his affiliates would beneficially own more than 4.9% of our outstanding common stock.

(8)	Consists of (i) 121,250 shares of our common stock issuable upon exercise of stock options held by Dr. Gelbfish individually, (ii) 94,496 shares of our common stock held jointly by Dr. Gelbfish and his wife, (iii) 70,872 shares of our common stock held by Dr. Gelbfish as custodian for certain of his children, (iv) 70,872 shares of our common stock held by Landmark Foundation, of which Dr. Gelbfish and his wife are trustees, (v) 285,714 shares of our common stock issuable upon conversion of 2012 senior convertible notes, held by Dr. Gelbfish individually, (vi) 250,000 shares of our common stock issuable upon exercise of 2012 warrants held by Dr. Gelbfish individually (the 2012 senior convertible notes and the 2012 warrants shall collectively be referred to herein as the “Gelbfish Convertible Securities”), (vii) 38,400 shares of our common stock issuable upon exercise of warrants held jointly by Dr. Gelbfish and his wife, (viii) 28,800 shares of common stock issuable upon exercise of warrants held by Dr. Gelbfish as custodian for certain of his children, and (ix) 28,800 shares of common stock issuable upon exercise of warrants held by Landmark Foundation. However, in accordance with Rule 13d-4 under the Exchange Act, the number of shares of our common stock into which the Gelbfish Convertible Securities are convertible or exercisable, as applicable, are limited pursuant to the terms of the Gelbfish Convertible Securities to that number of shares of our common stock which would result in Dr. Gelbfish having aggregate beneficial ownership of 4.999% of the total issued and outstanding shares of our common stock (the “Gelbfish Ownership Limitation”). Dr. Gelbfish disclaims beneficial ownership of any and all shares of our common stock issuable upon any conversion or exercise of the Gelbfish Convertible Securities if such conversion or exercise would cause Dr. Gelbfish’s aggregate beneficial ownership to exceed or remain above the Gelbfish Ownership Limitation (as is currently the case). Therefore, Dr. Gelbfish disclaims beneficial ownership of any of our common stock issuable upon any conversion or exercise of the Gelbfish Convertible Securities, other than 217,332 shares of our common stock issuable upon conversion or exercise of the Gelbfish Convertible Securities.

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(9)	Consists of (i) 55,272 shares of our common stock, (ii) 10,000 shares of our common stock held by Mr. Lefkowitz’s spouse, (iii) 140,000 shares of our common stock issuable upon exercise of stock options, (iv) 100,000 shares of our common stock conversion of senior convertible notes, held by Wade Capital Corporation, an entity for which Mr. Lefkowitz has voting and investment control, (v) 42,857 shares of our common stock issuable upon conversion of 2012 senior convertible notes, held by Mr. Lefkowitz individually, (vi) 57,036 shares of our common stock issuable upon exercise of 2012 warrants, and (vii) 87,500 shares of our common stock issuable upon exercise of warrants held by Wade Capital Corporation Money Purchase Plan. The convertible notes and warrants identified in clauses (v) and (vi) above prohibit conversion or exercise if after such conversion or exercise Mr. Lefkowitz and his affiliates would beneficially own more than 4.9% of our outstanding common stock.

(10)	Consists of (i) 16,850 shares of our common stock, and (ii) 205,000 shares of our common stock issuable upon exercise of stock options.

(11)	Consists of (i) 328,130 shares of our common stock, (ii) 781,250 shares of our common stock issuable upon exercise of stock options, (iii) 599,999 shares of our common stock issuable upon conversion of senior convertible notes, and (iv) 645,420 shares of our common stock issuable upon exercise of warrants.

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DIRECTOR COMPENSATION

Director Compensation in Fiscal 2012

The following table shows the compensation earned by each non-employee director of our company for the year ended December 31, 2012.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)(3)	All Other Compensation ($)	Total ($)
Richard M. Cohen(4)	$-	$-	$—	$-
Gary A. Gelbfish, M.D.	48,500	39,200	—	87,700
Antony E. Pfaffle, M.D.	48,500	146,900	—	195,400
Steven Lefkowitz	56,083	90,900	—	146,983
Matthew P. Duffy	30,667	76,900	—	107,567
Timothy M. Hofer(5)	46,083	24,596	—	70,679

(1)  On January 10, 2012, each of our non-executive directors was granted an option to purchase 30,000 shares of our common stock.

(2)  The amounts included in this column are the dollar amounts representing the full grant date fair value and, in the case of Mr. Hofer, the incremental fair value of modifications to his outstanding options in November 2012, of each stock option award calculated in accordance with FASB ASC Topic 718 and do not represent the actual value that may be recognized by the directors upon option exercise. For information on the valuation assumptions used in calculating this amount, see Note 2 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2012 filed with the SEC on March 27, 2013.

(3)  As of December 31, 2012, the number of shares underlying options held by each non-employee director was as follows: 150,000 shares for Dr. Gelbfish; 330,000 shares for Dr. Pfaffle; 210,000 shares for Mr. Lefkowitz; 185,000 shares for Mr. Duffy; and 80,000 shares for Mr. Hofer.

(4)  On September 30, 2012, Richard Cohen was appointed our Interim Chief Executive Officer and Executive Chairman in a non-employee capacity, and as such, no longer received Board fees and stock option grants from the date thereof. Mr. Cohen’s compensation is set forth in the “Summary Compensation Table” included in our Annual Report on Form 10-K for the year ended December 31, 2012 filed with the SEC on March 27, 2013.

(5)  Mr. Hofer’s term as a director ended on November 30, 2012.

Directors Compensation Plan

The Compensation Committee has adopted the following director cash compensation policy. Employee directors do not receive any compensation for their services on the Board. Non-employee directors are entitled to receive the following cash compensation: (i) a $20,000 annual retainer, except that the Chairman of the Board receives $30,000, (ii) $5,000 annually for service on the Audit Committee, except that the Chairman of the Audit Committee receives $12,000, (iii) $4,000 annually for service on the Nominating and Corporate Governance Committee, except that the Chairman of the Nominating and Corporate Governance Committee receives $5,000, (iv) $4,000 annually for service on the Compensation Committee, except that the Chairman of the Compensation Committee receives $5,000, (v) $1,000 for each in-person meeting of the Board attended, and (vi) $500 for each telephonic meeting of the Board attended.

As an equity incentive, upon the consummation of our IPO in March 2010, we granted to each of our non-employee directors an option to purchase 20,000 shares of our common stock under our 2006 Stock Plan with an exercise price of $3.125 per share. These options vest in equal installments on each of the grant date and the first two anniversaries of the grant date.

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In addition, the Board has adopted the following equity compensation plan for our non-employee directors: (i) an annual grant to each non-employee director at the first Board meeting of the calendar year of an option to purchase 30,000 shares of our common stock at an exercise price equal to the closing price of the common stock on the grant date, which option vests on the first anniversary of the grant date; and (ii) a one-time grant to each new non-employee director in connection with his or her initial election to the Board of an option to purchase 30,000 shares of our common stock at an exercise price equal to the closing price of the common stock on the grant date, which option vests in equal installments on each of the grant date, the first anniversary of the grant date and the second anniversary of the grant date.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis discusses the principles underlying our compensation policies and decisions and the principal elements of compensation paid to our named executive officers during 2012 and as anticipated for 2013. Our Interim Chief Executive Officer, Chief Operating Officer and Interim Chief Financial Officer and Chief Medical Officer included in the Summary Compensation Table will be referred to as the “named executive officers” for purposes of this discussion.

Compensation Objectives and Philosophy

The Compensation Committee is responsible for reviewing and approving the compensation payable to our named executive officers and other key employees. As part of such process, the Compensation Committee seeks to accomplish the following objectives with respect to our executive compensation programs:

•	motivate, recruit and retain executives capable of meeting our strategic objectives;
•	provide incentives to ensure superior executive performance and successful financial results for CorMedix; and
•	align the interests of the named executive officers with the long-term interests of our stockholders.

 The Compensation Committee seeks to achieve these objectives by:

•	establishing a compensation structure that is both market competitive and internally fair;
•	linking a substantial portion of compensation to our achievement of financial objectives and the individual’s contribution to the attainment of those objectives;
•	providing upward leverage for overachievement of goals; and
•	providing long-term equity-based incentives.

In order to achieve the above goals, our total compensation package includes base salary and annual bonus, all paid in cash, as well as long-term compensation in the form of stock options and/or restricted stock. We believe that appropriately balancing the total compensation package is necessary in order to provide market-competitive compensation.

Setting Executive Compensation

The Compensation Committee oversees the design, development and implementation of the compensation program for the Chief Executive Officer and the other named executive officers. The Compensation Committee evaluates the performance of the Chief Executive Officer and determines the Chief Executive Officer’s compensation in light of the goals and objectives of the compensation program. The Chief Executive Officer and the Compensation Committee together assess the performance of the other named executive officers employed by us as of December 31 and determine their compensation, based on initial recommendations from the Chief Executive Officer. Our Interim Chief Executive Officer provided the Compensation Committee with a detailed review of the performance of the other named executive officers and made recommendations to the Compensation Committee with respect to the compensation packages for those officers for 2012.

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The other named executive officers do not play a role in their own compensation determination, other than discussing individual performance objectives and results with the Chief Executive Officer.

We did not use the services of any compensation consultant in matters affecting the compensation of named executive officers or directors during 2011 or 2012. In the future, we, or the Compensation Committee, may engage or seek the advice of a compensation consultant.

The Compensation Committee has structured our annual and long-term incentive-based cash and non-cash executive compensation to motivate executives to achieve the business goals set by the Board and reward the executives for achieving such goals. At the end of the year, the Compensation Committee reviews the performance of each named executive officer in achieving the established objectives. These results are included with the overall performance review provided by the Chief Executive Officer, after which the Compensation Committee votes upon any recommendations for salary adjustments, stock option grants and cash incentives. The Chief Executive Officer then executes the actions approved by the Compensation Committee with respect to such matters.

Components of Compensation

The key components of CorMedix’s executive compensation package are cash compensation (salary and annual bonuses), long-term equity incentive awards and change in control and other severance agreements. These components are administered with the goal of providing total compensation that recognizes meaningful differences in individual performance, is competitive, varies the opportunity based on individual and corporate performance, and is valued by our named executive officers.

Base Salary.  It is the Compensation Committee’s objective to set a competitive rate of annual base salary for each named executive officer. The Compensation Committee believes competitive base salaries are necessary to attract and retain top quality executives, since it is common practice for public companies to provide their named executive officers with a guaranteed annual component of compensation that is not subject to performance risk. The Compensation Committee, on its own or with outside consultants, may establish salary ranges for the named executive officers, with minimum to maximum opportunities that cover the normal range of market variability. The actual base salary for each named executive officer is then derived from those salary ranges based on his responsibility, tenure and past performance and market comparability. Annual base salaries for the named executive officers are reviewed and approved by the Compensation Committee in the first quarter following the end of the previous performance year. Changes in base salary are based on the scope of an individual’s current job responsibilities, individual performance in the previous performance year, target pay position relative to the peer group, and our salary budget guidelines. The Compensation Committee reviews established goals and objectives, and determines an individual’s achievement of those goals and objectives and considers the recommendations provided by the Chief Executive Officer to assist it in determining appropriate salaries for the named executive officers other than the Chief Executive Officer. For any given performance year, actual salary increases may range from 0% to 10% of the salary guidelines based on individual performance. This broad range allows for meaningful differentiation on a pay for performance basis.

The base salary information for our named executive officers for 2012 is set forth in the table above. As a result of our financial condition, the Interim Chief Executive Officer and the Compensation Committee recommended to the Board that no merit increases be granted to our named executive officers for 2012 or for 2013 due to changes in our management effective January 1, 2013.

Annual Bonuses. As part of their compensation package, our named executive officers generally have the opportunity to earn annual bonuses. Annual bonuses are designed to reward superior executive performance while reinforcing our short-term strategic operating goals. The Compensation Committee establishes each year a target award for each named executive officer based on a percentage of base salary, and based on any applicable terms in any individual employment agreements. Annual bonus targets as a percentage of salary increase with executive rank so that for the more senior executives, a greater proportion of their total cash compensation is contingent upon annual performance.

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At the beginning of the performance year, each named executive officer, in conjunction with the Chief Executive Officer, establishes annual goals and objectives. Actual bonus awards are based on an assessment against the pre-established goals for each named executive officer’s individual performance, the performance of the business function for which he is responsible, and/or our overall performance for the year. For any given performance year, proposed annual bonuses may range from 0% to 100% of target, or higher under certain circumstances, based on corporate and individual performance. Corporate and individual performance has a significant impact on the annual bonus amounts because the Compensation Committee believes it is a precise measure of how the named executive officer contributed to business results.

As a result of our financial condition, our Interim Chief Executive Officer and the Compensation Committee determined not to grant bonuses to the named executive officers for 2011 or 2012.

Long-Term Incentive Equity Awards. We believe that long-term performance is achieved through an ownership culture that encourages high performance by our named executive officers through the use of stock-based awards. Our 2006 Stock Plan was established to provide our employees, including our named executive officers, with incentives to help align employees’ interests with the interests of our stockholders. The Compensation Committee believes that the use of stock-based awards offers the best approach to achieving our compensation goals. We have historically elected to use stock options as the primary long-term equity incentive vehicle; however, the Compensation Committee has used restricted stock in the past and may in the future utilize restricted stock as part of our long-term incentive program. We have selected the Black-Scholes method of valuation for share-based compensation effective July 28, 2006. Due to the early stage of our business and our desire to preserve cash, we expect to provide a greater portion of total compensation to our named executive officers through stock options and restricted stock grants than through cash-based compensation.

Stock Options. Our 2006 Stock Plan authorizes us to grant options to purchase shares of common stock to our employees, directors and consultants. The Compensation Committee generally oversees the administration of our 2006 Stock Plan.

The Compensation Committee reviews and approves stock option awards to named executive officers based upon a review of competitive compensation data, its assessment of individual performance, a review of each named executive officer’s existing long-term incentives, and retention considerations. Periodic stock option grants are made at the discretion of the Compensation Committee to eligible employees and, in appropriate circumstances, the Compensation Committee considers the recommendations of members of management, such as Richard M. Cohen, our Executive Chairman, Chief Financial Officer and former Interim Chief Executive Officer, and Randy Milby, our current Chief Executive Officer.

Stock options granted have an exercise price equal to the fair market value of our common stock on the day of grant, typically vest annually over a three-year period or upon the achievement of certain performance-based milestones and are based upon continued employment, and generally expire 10 years after the date of grant. The fair value of the options granted to the named executive officers in the Summary Compensation Table is determined in accordance with the Black-Scholes method of valuation for share-based compensation. Incentive stock options also include certain other terms necessary to ensure compliance with the Internal Revenue Code of 1986, as amended.

We expect to continue to use stock options as a long-term incentive vehicle because:

•

Stock options align the interests of our named executive officers with those of our stockholders, supporting a pay-for-performance culture, foster employee stock ownership, and focus the management team on increasing value for our stockholders.

•

Stock options are performance-based. All of the value received by the recipient of a stock option is based on the growth of the stock price. In addition, stock options can be issued with vesting based on the achievement of specified milestones, such as options granted in December 2012, 50% of which vest if we receive a CE Mark for Neutrolin by June 30, 2013.

•

Stock options help to provide balance to the overall executive compensation program as base salary and annual bonuses focus on short-term compensation, while the vesting of stock options increases stockholder value over the longer term.

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•

The vesting period of stock options encourages executive retention and the preservation of stockholder value. In determining the number of stock options to be granted to our named executive officers, we take into account the individual’s position, scope of responsibility, ability to affect profits and stockholder value and the individual’s historic and recent performance and the value of stock options in relation to other elements of the individual named executive officer’s total compensation.

Restricted Stock. Our 2006 Stock Plan authorizes us to grant restricted stock. No restricted stock grants were awarded during 2011 or 2012. In order to implement our long-term incentive goals, we may grant shares of restricted stock in the future.

Executive Benefits and Perquisites

Our named executive officers, some of whom may be parties to employment or consulting agreements, will continue to be parties to such agreements in their current form until the expiration or termination of the employment or consulting agreement or until such time as the Compensation Committee determines in its discretion that revisions to such agreements are advisable. In addition, consistent with our compensation philosophy, we intend to continue to maintain our current benefits for our named executive officers, including medical, dental and life insurance and the ability to contribute to a 401(k) plan; however, the Compensation Committee in its discretion may revise, amend or add to the officer’s executive benefits if it deems it advisable. We believe these benefits are currently comparable to benefit levels for comparable companies.

Employment Agreements and Arrangements

Mark A. Klausner

On February 25, 2011, we entered into an employment agreement with Mark A. Klausner, M.D., our former Chief Medical Officer. Pursuant to his employment agreement, on March 1, 2011, we granted Dr. Klausner options to purchase 356,000 shares of our common stock under our 2006 Stock Plan with an exercise price of $1.61 per share. These options vest in equal installments on each of the first three anniversaries of the grant date.

On February 29, 2012, we and Dr. Klausner agreed to amend Dr. Klausner’s employment agreement in order to reduce our overhead expenditures and help achieve our strategic focus of achieving CE Mark approval for Neutrolin. The amendment to the employment agreement, effective as of March 1, 2012, provides for a 50% reduction in both Dr. Klausner’s services to our company and his compensation. Pursuant to the amendment, we pay Dr. Klausner an annual base salary equal to $155,000 and, at the sole discretion of the Board, we may pay Dr. Klausner a cash bonus each calendar year in an amount equal to up to 35% of the aggregate base salary. Dr. Klausner departed our company on February 28, 2013 upon expiration of his employment agreement.

Brian Lenz

On March 20, 2012, the Compensation Committee awarded Brian Lenz, then our Chief Operating Officer and Chief Financial Officer, a cash bonus in the amount of $25,000. Payment of the bonus was contingent upon (i) the closing of a financing by us on or before December 31, 2012 with gross proceeds to us equal to or in excess $1.5 million, including the issuance by us of equity, debt or any combination thereof; and (ii) Mr. Lenz’s continued employment. On April 30, 2012, Mr. Lenz resigned as our Chief Operating Officer and Chief Financial Officer. As such, no bonus was paid to Mr. Lenz.

On May 2, 2012, in connection with Mr. Lenz's resignation as our Chief Operating Officer, Treasurer, Secretary and Chief Financial Officer effective April 30, 2012, we and Mr. Lenz entered into a Memorandum of Understanding, or MOU, whereby Mr. Lenz provided certain transition services to us through May 31, 2012, and agreed to remain reasonably available to us from and after May 31, 2012. In exchange for providing such services to us, we agreed to compensate Mr. Lenz in the amount of $10,417, less applicable taxes and withholdings. Additionally, in consideration of Mr. Lenz's execution of the MOU and performance of the undertakings contained therein, on May 1, 2012, the Compensation Committee approved an extension of Mr. Lenz's right to exercise 45,000 of his vested stock options through and including May 31, 2014, which options had been granted to Mr. Lenz on March 20, 2012 and have an exercise price of $0.49. Mr. Lenz had 90 days from April 30, 2012 to exercise any other remaining vested options, all of which have expired. All unvested options were forfeited and cancelled on April 30, 2012.

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Randy Milby

On May 2, 2012, we appointed Mr. Milby as Chief Operating Officer pursuant to a three-month consulting agreement with MW Bridges LLC, of which Mr. Milby is Managing Partner. As our Chief Operating Officer, in 2012 Mr. Milby rendered services to us as directed by Richard Cohen, our Executive Chairman, Interim Chief Executive Officer and Interim Chief Financial Officer. MW Bridges LLC receives a consulting fee of $6,400 per month for Mr. Milby’s services. Additionally, MW Bridges LLC was granted stock options to purchase 50,000 shares of our common stock at an exercise price of $0.29 per share. Such stock options will vest upon CE Mark approval for Neutrolin. On October 31, 2012, we and MW Bridges LLC entered into an amendment to the consulting agreement, which, among other things, (i) extended the then-current term for an additional three months, and (ii) increased Mr. Milby’s monthly retainer to $12,000, effective October 1, 2012. In addition, either party may terminate the consulting agreement, as amended, upon 30 days’ prior written notice.

Effective January 1, 2013, Mr. Milby was appointed our Chief Executive Officer.

Summary Compensation Table

The following table sets forth information concerning the compensation paid or accrued to our Named Executive Officers:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)

Richard M. Cohen(2)
Executive Chairman and
Interim Chief Executive	2012	86,250	-	39,200	-	125,450
Officer	2011	22,500	-	50,900	31,500	104,900

Randy Milby(3)	2012	58,800	-	67,750	-	126,550
Chief Operating Officer	2011	-	-	-	-	-

Mark A. Klausner, M.D.(4)	2012	180,833	-	-	7,556	188,389
Chief Medical Officer	2011	258,333	-	453,000	-	711,333

Brian Lenz (5)
Former Chief Operating
Officer and Chief Financial	2012	93,750	-	71,200	17,966	182,916
Officer, Treasurer and Secretary	2011	250,000	-	-	-	250,000

(1)	The amounts included in this column are the dollar amounts representing the full grant date fair value of each stock option award calculated in accordance with FASB ASC Topic 718 and do not represent the actual value that may be recognized by the named executive officers upon option exercise. For information on the valuation assumptions used in calculating this amount, see Note 2 to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as filed with the SEC.

(2)	Mr. Cohen has been a director of CorMedix since December 2009, was appointed Executive Chairman in September 2011, our Interim Chief Executive Officer in November 2011 and our Interim Chief Financial Officer in May 2012. As compensation for serving as a director of CorMedix in 2011, Mr. Cohen received $31,500 in director fees, which is reflected in the “All Other Compensation” column in the table above, and was granted options to purchase 30,000 shares of our common stock, which is reflected in the “Option Awards” column in the table above. Effective upon his appointment as our Interim Chief Executive Officer, Mr. Cohen no longer received Board fees and Board stock options grants from the date thereof. On December 5, 2012, we granted Mr. Cohen options to purchase 70,000 shares of our common stock under our 2006 Stock Plan, which options vest (i) 50% on the date of issuance of a CE mark approval in Europe for Neutrolin® if the approval is received on or before June 30, 2013, and (ii) 50% on December 31, 2013. Effective January 1, 2013, the Board appointed Mr. Cohen as our Chief Financial Officer.

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(3)	Mr. Milby became our Chief Operating Officer in May 2012, pursuant to a consulting agreement described below under “Employment Agreements and Arrangements.” On May 14, 2012, we granted Mr. Milby options to purchase 50,000 shares of our common stock under our 2006 Stock Plan, which options vest on the date of issuance of a CE mark approval in Europe for Neutrolin. On December 5, 2012, we granted Mr. Milby options to purchase 100,000 shares of our common stock under our 2006 Stock Plan, which options vest (i) 50% on the date of issuance of a CE mark approval in Europe for Neutrolin if the approval is received on or before June 30, 2013, and (ii) 50% on December 31, 2013. Effective January 1, 2013, the Board appointed Mr. Milby our Chief Executive Officer.

(4)	Dr. Klausner became our Chief Medical Officer in March 2011. On March 1, 2011, we granted Dr. Klausner options to purchase 356,000 shares of our common stock under our 2006 Stock Plan with an exercise price of $1.61 per share. On February 29, 2012, we and Dr. Klausner agreed to amend Dr. Klausner’s employment agreement effective March 1, 2012 which provides for a 50% reduction in both Dr. Klausner’s services to our company and his compensation. The amount reflected in the “All Other Compensation” column represents life, long-term and short-term disability and health insurance premiums. Dr. Klausner departed CorMedix effective February 28, 2013 upon expiration of his employment agreement.

(5)	Mr. Lenz became our Chief Financial Officer and Treasurer in February 2010, our Secretary in January 2011 and our Chief Operating Officer in January 2012. On March 20, 2012, we granted Mr. Lenz options to purchase 180,000 shares of our common stock under our 2006 Stock Plan with an exercise price of $0.49 per share. The amount reflected in the “All Other Compensation” column represents life, dental, long-term and short-term disability and health insurance premiums. In April 2012, Mr. Lenz resigned all positions. In connection with his resignation in May 2012, we entered into a Memorandum of Understanding, or MOU, with Mr. Lenz, as described above under “Employment Agreements and Arrangements”.

Outstanding Equity Awards at Fiscal Year-End 2012

The following table contains certain information concerning unexercised options for the Named Executive Officers as of December 31, 2012.

	Option Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date
Richard M. Cohen (1)	20,000	-	3.125	3/30/2020
	30,000	-	2.10	1/14/2021
	-	70,000	0.68	12/05/2022
Randy Milby (2)	-	50,000	0.29	5/14/2022
	-	100,000	0.68	12/05/2022
Brian Lenz (3)	45,000	-	0.49	5/13/2014
Mark A. Klausner, M.D. (4)	118,665	237,335	1.61	3/1/2021

(1)	On December 5, 2012, we granted Mr. Cohen options to purchase 70,000 shares of our common stock under our 2006 Stock Plan, which options vest (i) 50% on the date of issuance of a CE mark approval in Europe for Neutrolin if the approval is received on or before June 30, 2013, and (ii) 50% on December 31, 2013.

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(2)	On May 14, 2012, we granted Mr. Milby options to purchase 50,000 shares of our common stock under our 2006 Stock Plan, which options vest on the date of issuance of a CE mark approval in Europe for Neutrolin. On December 5, 2012, we granted Mr. Milby options to purchase 100,000 shares of our common stock under our 2006 Stock Plan, which options vest (i) 50% on the date of issuance of a CE mark approval in Europe for Neutrolin if the approval is received on or before June 30, 2013, and (ii) 50% on December 31, 2013.

(3)	On March 20, 2012, we granted Mr. Lenz options to purchase shares of our common stock under our 2006 Stock Plan, only 45,000 of which have vested.

(4)	On March 1, 2011, we granted Dr. Klausner options to purchase 356,000 shares of our common stock under our 2006 Stock Plan, which options vest in equal installments on each of the first three anniversaries of the grant date.

STOCKHOLDER COMMUNICATIONS

Stockholders may send any communications regarding Company business to the Board in care of our Corporate Secretary at our principal executive offices located at 745 Rt. 202-206, Suite 303, Bridgewater, New Jersey 08807. The Secretary will forward all such communications to the addressee.

AUDITOR AND AUDIT COMMITTEE MATTERS

Report of the Audit Committee

The Audit Committee has reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2012. The Audit Committee has discussed with CohnReznick LLP, or Cohn, our company’s independent registered public accounting firm, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board, or PCAOB, in Rule 3200T. The Audit Committee has received the written disclosures and letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. The Audit Committee has also considered whether the provision of services other than the audit of our financial statements were compatible with maintaining Cohn’s independence.

Based on the review and discussions referred to in the foregoing paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for filing with the SEC.

All members of our Audit Committee are independent under SEC regulation and Section 803B(2) of the NYSE MKT Rules. The financial literacy requirements of the SEC require that each member of our Audit Committee be able to read and understand fundamental financial statements. In addition, at least one member of our Audit Committee must qualify as an audit committee financial expert, as defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC, and have financial sophistication in accordance with the NYSE MKT Rules 803B2(a)(iii). Our Board has determined that Mr. Lefkowitz qualifies as an audit committee financial expert.

The Audit Committee pre-approves the engagement of our independent auditor to render any audit services to our company. The Audit Committee also pre-approves any other engagement of our independent auditor, which is limited to specified permitted non-audit services on a case-by-case basis. The Committee generally limits its pre-approval of non-audit services to a specified period of time and, for some services, to a maximum dollar amount.

THE AUDIT COMMITTEE
Steven W. Lefkowitz, Chairman
Gary A. Gelbfish, M.D.

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Fees Paid to the Independent Registered Public Accounting Firm

The following table sets forth fees billed to us by CohnReznick LLP, our independent registered public accounting firm, during the years ended December 31, 2012 and 2011 for: services relating to auditing our annual financial statements, reviewing our financial statements included in our quarterly reports on Form 10-Q, reviewing registration statements in connection with the Form S-3 filed during 2012 and services rendered in connection with tax compliance, tax advice and tax planning; and all other fees for services rendered.

	2012	2011

Audit Fees	$91,031	$91,187
Audit Related Fees	-	-
Tax Fees	$19,675	$12,000
All Other Fees	-	-
	$110,706	$103,187

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Director Independence

The Board has determined that each of our directors, with the exception of Mr. Cohen, qualifies as “independent” under the listing standards of NYSE MKT, federal securities laws and SEC rules with respect to members of boards of directors and members of all board committees on which he or she serves.

Related Party Transactions

Chord Advisors, LLC

During the year ended December 31, 2012, we engaged Chord Advisors, LLC, a financial services outsourcing company to provide accounting services to us for aggregate consideration of $10,000 through March 2013. Our Chief Financial Officer, Richard M. Cohen, is also the Chairman as well as Co-Founder of Chord Advisors, LLC. Our Audit Committee has reviewed and approved this engagement.

Paramount BioCapital, Inc. and Lindsay A. Rosenwald, M.D.

Dr. Rosenwald is the Chairman, Chief Executive Officer and sole stockholder of Paramount BioCapital, Inc., or Paramount. As of May 31, 2013, Dr. Rosenwald beneficially owned approximately 7.2% of our voting capital stock. In addition, as of May 31, 2013, certain trusts established for the benefit of Dr. Rosenwald’s children (the “Family Trusts”), beneficially owned less than 1% of our voting capital stock. In addition, as of May 31, 2013, certain other trusts established for the benefit of Dr. Rosenwald and his family beneficially owned less than 1% of our voting capital stock.

On September 20, 2012, Dr. Rosenwald purchased, in a private placement, $50,000 of (i) 9% senior convertible notes, convertible into shares of our common stock, at a conversion price of $0.35 per share; and (ii) a five year redeemable warrant to purchase common stock at an exercise price of $0.40 per share, all on the same terms as other investors in the private placement.

Gary A. Gelbfish, M.D.

On September 20, 2012, Dr. Gelbfish purchased, in a private placement, $100,000 of (i) 9% senior convertible notes, convertible into shares of our common stock, at a conversion price of $0.35 per share; and (ii) a five-year redeemable warrant to purchase common stock at an exercise price of $0.40 per share, all on the same terms as other investors in the private placement.

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Steven W. Lefkowitz

On September 20, 2012 and November 13, 2012, Mr. Lefkowitz purchased, indirectly through Wade Capital Corporation Money Purchase Plan (an entity for which he has voting and investment control) and individually, in a private placement, $35,000 and $15,000, respectively (i) 9% senior convertible notes, convertible into shares of our common stock, at a conversion price of $0.35 per share; and (ii) a five-year redeemable warrant to purchase common stock at an exercise price of $0.40 per share, all on the same terms as other investors in the private placement.

Randy Milby

On September 20, 2012, Mr. Milby purchased, indirectly through MW Bridges LLC (an entity for which he is Managing Partner, and has voting and investment control), in a private placement, $50,000 (i) 9% senior convertible note, convertible into shares of our common stock, at a conversion price of $0.35 per share; and (ii) a five-year redeemable warrant to purchase common stock at an exercise price of $0.40 per share, all on the same terms as other investors in the private placement.

Elliott Associates, L.P.

As of October 8, 2012, Manchester Securities Corp., a wholly owned subsidiary of Elliott Associates, L.P., beneficially owned approximately 23.8% of our voting capital stock. In addition, on September 20, 2012, Elliott Associates, L.P. purchased, indirectly through Manchester Securities Corp., in a private placement, $400,000 of (i) 9% senior convertible notes, convertible into shares of our common stock, at a conversion price of $0.35 per share; and (ii) a five-year redeemable warrant to purchase common stock at an exercise price of $0.40 per share, all on the same terms as other investors in the private placement.

On May 23, 2013, pursuant to our May 2013 financing described in Proposal No. 2 above, Manchester Securities Corp. purchased senior secured convertible notes in the aggregate principal amount of $750,000 and warrants to purchase up to an aggregate of 500,000 shares of common stock, for a gross purchase price of $712,500, which represents a 5% discount off the aggregate principal amount of the notes. Manchester Securities Corp.’s participation in the May 2013 financing was on the same terms as the other investor in the financing.

Matthew Duffy

On November 13, 2012, Mr. Duffy purchased, in a private placement, $10,000 of (i) 9% senior convertible notes, convertible into shares of our common stock, at a conversion price of $0.35 per share; and (ii) a five-year redeemable warrant to purchase common stock at an exercise price of $0.40 per share, all on the same terms as other investors in the private placement.

Procedures for Review and Approval of Transactions with Related Persons

Pursuant to the Audit Committee Charter, the Audit Committee is responsible for reviewing and approving all related party transactions as defined under Item 404 of Regulation S-K, after reviewing each such transaction for potential conflicts of interests and other improprieties.

Audit Committee Pre-Approval Policies and Procedures

Pursuant to its charter, the Audit Committee is responsible for reviewing and approving in advance any audit and any permissible non-audit engagement or relationship between us and our independent registered public accounting firm. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals, provided such approvals are presented to the Audit Committee at a subsequent meeting. If the Audit Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Audit Committee must be informed of each non-audit service provided by our independent registered public accounting firm. Audit Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures, provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service provided and such policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Exchange Act to our management. Audit Committee pre-approval of non-audit services (other than review and attestation services) also will not be required if such services fall within available exceptions established by the SEC. All services performed by our independent registered public accounting firm during 2012 were pre-approved by the Audit Committee.

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DEADLINE FOR STOCKHOLDER PROPOSALS FOR 2014 ANNUAL MEETING

Stockholder proposals to be included in the proxy statement for our next annual meeting of stockholders must be received by us not later than February 21, 2014. Under our bylaws, stockholder proposals to be considered at our next annual meeting must be received by us not later than 60 days prior to that meeting. All submissions must comply with all of the requirements of our bylaws and Rule 14a-8 of the Exchange Act. Proposals should be mailed to Richard M. Cohen, Corporate Secretary, CorMedix Inc., 745 Route 202-206, Suite 303, Bridgewater, New Jersey 08807.

Management’s proxy holders for the next annual meeting of stockholders will have discretion to vote proxies given to them on any stockholder proposal of which we do not have notice prior to May 7, 2014.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies to deliver a single copy of proxy materials to multiple stockholders sharing an address unless a company has received contrary instructions from one or more of the stockholders at that address. Upon request, we will promptly deliver a separate copy of proxy materials to one or more stockholders at a shared address to which a single copy of proxy materials was delivered. Stockholders may request a separate copy of proxy materials by contacting us either by calling (908) 517-9500 or by mailing a request to 745 Route 202-206, Suite 303, Bridgewater, New Jersey, 08807. Stockholders at a shared address who receive multiple copies of proxy materials may request to receive or a single copy of proxy materials in the future in the same manner as described above.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 as filed with the SEC is accessible free of charge on its website at www.sec.gov. It contains audited financial statements covering the fiscal years ended December 31, 2012 and 2011. You can request a copy of our Annual Report on Form 10-K free of charge by calling (908) 517-9500 or by mailing a request to our Corporate Secretary, 745 Route 202-206, Suite 303, Brdgewater, New Jersey 08807. Please include your contact information with the request.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors and persons who own more than 10% of our outstanding common stock to file reports of ownership and changes in ownership with the SEC. These officers, directors and stockholders are required by regulations under the Exchange Act to furnish us with copies of all forms they file under Section 16(a).

Based solely on our review of the copies of forms we have received, we believe that all such required reports have been timely filed except an initial Form 3 by Randy Milby that was due on May 24, 2012 and was filed on September 24, 2012.

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Appendix A

CORMEDIX INC.

2013 Stock Incentive Plan

1.   Purpose. This 2013 Stock Incentive Plan (the “Plan”) has been adopted by the Board of Directors (the “Board”) of CorMedix Inc. (the “Company”), and is effective, subject to the approval of the Company’s stockholders. The purpose of the Plan is to promote the long-term success of the Company by attracting, motivating and retaining directors, officers, employees, advisors and consultants of, and others providing services to, the Company and its affiliates through the use of competitive long-term incentives which are tied to stockholder value. The Plan seeks to balance the interest of Plan participants and stockholders by providing incentives in the form of stock options, restricted stock, performance awards, and stock appreciation rights, as well as other stock-based awards relating to the Company’s common stock, $0.001 par value (“Common Stock”), to be granted under the Plan and consistent with the terms of the Plan (“Awards”).

2.   Administration.

2.1. The Plan shall be administered by the Compensation Committee (the “Committee”) of the Board. The Committee shall consist of not less than two directors of the Company who shall be appointed from time to time by the Board. Each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the “Exchange Act”), and an “outside director” as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Committee shall have complete authority to determine all provisions of all Awards, to interpret the Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the Plan. The Committee’s decisions on matters relating to the Plan shall be final and conclusive on the Company and the Participants (as defined below). No member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Awards granted under the Plan. The Committee will also have the authority under the Plan to amend or modify the terms of any outstanding Awards in any manner; provided, however, that the amended or modified terms are permitted by the Plan as then in effect and that any recipient of an Award adversely affected by such amended or modified terms has consented to such amendment or modification. No amendment or modification to an Award, however, whether pursuant to this Section 2 or any other provisions of the Plan, will be deemed to be a re-grant of such Award for purposes of the Plan. If at any time there is no Committee, then for purposes of the Plan the term “Committee” shall mean the Board.

2.2. Subject to any applicable requirements of Code Section 409A, to the extent that an Award would otherwise be subject to Code Section 409A, the Committee may permit or require a recipient of an Award to defer such individual’s receipt of the payment of cash or the delivery of Common Stock that would otherwise be due to such individual by virtue of the exercise of, payment of, or lapse or waiver of restrictions respecting, any Award. If any such payment deferral is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals. The maximum term for any Award shall not exceed ten years from the date of the grant of such Award, provided, however, in the case of an Incentive Stock Option granted to a Participant who, at the time such Incentive Stock Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any affiliate thereof, no such Incentive Stock Option shall be exercisable more than five years after the date such incentive stock option is granted.

3.   Eligible Participants. Employees of the Company or its subsidiaries (including officers and other employees of the Company or its subsidiaries), directors, consultants, advisors or other independent contractors who provide services to the Company or its subsidiaries (including members of the Company’s scientific advisory board) (“Participants”) shall become eligible to receive Awards under the Plan when designated by the Committee, provided, however, that Awards of Incentive Stock Options (as defined below) may only be awarded to employees of the Company or its subsidiaries. Participants may be designated individually or by groups or categories (for example, by pay grade) as the Committee deems appropriate. Participation by officers of the Company or its subsidiaries and any performance objectives relating to such officers must be approved by the Committee. Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade), and authority to designate Participants who are not officers and to set or modify such targets may be delegated to the Company’s executive management.

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4.   Types of Awards. Awards under the Plan may be granted in any one or a combination of the following forms: (a) Incentive Stock Options and Non-Qualified Stock Options (Section 6); (b) restricted stock (Section 7); (c) performance awards (Section 8); and (d) other awards (Section 8). Incentive Stock Options may only be granted to employees of the Company. The terms of an Award may be evidenced by an agreement entered into by and between the Company and a Participant at the time the Award is granted (which may include an employment agreement or consulting agreement by and between the Company and the Participant) (the “Award Agreement”). In the event of any inconsistency between the terms of the Award Agreement and the Plan, the terms of the Plan shall govern. In the event of any inconsistency between the terms of any employment agreement and any other Award Agreement, the terms of the employment agreement shall govern.

5.   Shares Subject to the Plan.

5.1. Number of Shares. Subject to adjustment as provided in Section 10.5, the number of shares of Common Stock which may be issued under the Plan shall not exceed 5,000,000 shares of Common Stock. Of such aggregate number of shares of Common Stock that may be issued under the Plan, the maximum number of shares that may be issued as Incentive Stock Options under Section 422 of the Code is 5,000,000. Any shares of Common Stock available for issuance as Incentive Stock Options may be alternatively issued as other types of Awards under the Plan. Shares of Common Stock that are issued under the Plan or that are subject to outstanding Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. To the extent the Company is subject to Section 162(m) of the Code, no employee shall be eligible to be granted awards covering more than 500,000 shares of Common Stock during any calendar year.

5.2. Cancellation. Except as otherwise required by Section 162(m) of the Code, in the event that a stock option granted hereunder expires or is terminated or canceled unexercised or unvested as to any shares of Common Stock, such shares may again be issued under the Plan either pursuant to stock options or otherwise. In the event that shares of Common Stock are issued as restricted stock or as part of another Award and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan, either as restricted stock or otherwise.

6.   Stock Options. The Committee shall determine for each option the number of shares of Common Stock for which the option is granted, whether the option is to be treated as an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code (an “Incentive Stock Option”), or as an option not intended to qualify as an Incentive Stock Option (a “Non-Qualified Stock Option”), and all other terms and conditions of the option not inconsistent with the Plan. Options granted, pursuant to the Plan shall comply with and be subject to the following terms and conditions.

6.1. Option Price. The exercise price for each option shall be established in the sole discretion of the Committee, provided it shall not be less than the Fair Market Value of a share of Common Stock on the date of grant, and provided further, that the exercise price per share of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, within the meaning of Section 422(b)(6) of the Code (a “Ten Percent Owner”), shall be not less than 110% of the Fair Market Value of a share of Common Stock on the date the option is granted. Notwithstanding the foregoing, an option may be granted by the Committee in its discretion with an exercise price lower than the minimum exercise price set forth above if such option is granted pursuant to an assumption or substitution for another option in a manner qualifying with the provisions of Section 424(a) and 409A of the Code to the extent applicable. Nothing hereinabove shall require that any such assumption or modification will result in the option having the same characteristics, attributes or tax treatment as the option for which it is substituted.

6.2. Exercise Period of Options. The Committee shall have the power to set the time or times within which each option shall be exercisable, or the event or events upon the occurrence of which all or a portion of each option shall be exercisable, and the term of each option; provided, however, that (a) no Incentive Stock Option shall be exercisable after the expiration of ten years after the date such Incentive Stock Option is granted, and (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five years after the date such Incentive Stock Option is granted. Unless otherwise specifically provided in an Award Agreement, an option shall terminate and cease to be exercisable no later than ninety (90) days after the date on which the Participant’s employment with or service to the Company or a subsidiary terminates.

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6.3. Payment of Option Price. Payment of the exercise price for the number of shares being purchased pursuant to any option shall be made in any manner permitted by the Committee, including, but not limited to: (a) in cash, (b) by check or cash equivalent, (c) with the consent of the Committee, by delivery or attestation of ownership of a number of shares of Common Stock that have been owned by the Participant for at least six months (or such other period as necessary to prevent an accounting charge) with a Fair Market Value (as defined below) equal to the exercise price and/or any related withholding tax obligations, (d) with the consent of the Committee, by delivery of a stock power and instructions to a broker to sell a sufficient number of shares of Common Stock subject to the option to pay such exercise price, (e) with the consent of the Committee, payment through a “net exercise” such that, without the payment of any funds, the Participant may exercise the option and receive the net number of shares of Common Stock equal to (i) the number of shares as to which the option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per share (on such date as determined by the Committee) less the exercise price per share, and the denominator of which is the Fair Market Value per share of Common Stock, (f) such other consideration as the Committee determines is consistent with the Plan and applicable law, or (g) with the consent of the Committee, any combination of the foregoing methods. Any shares of Common Stock used to exercise options (including shares withheld upon the exercise of an option to pay the exercise price of the option) shall be valued at their Fair Market Value. If the Committee, in its discretion, permits the consideration to be paid through a broker-dealer sale and remittance procedure, the Committee may require the Participant (1) to provide irrevocable written instructions to a Company designated brokerage firm to effect the immediate sale of a sufficient number of the purchased shares to pay the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option exercise price payable for the purchased shares and/or all applicable Federal and State income and employment taxes required to be withheld by the Company in connection with such purchase, (2) to provide written directives to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction, and (3) to provide irrevocable instructions to the brokerage firm to remit such sale proceeds to the Company.

6.4. $100,000 Limitation. The aggregate Fair Market Value, determined as of the date on which an Incentive Stock Option is granted, of the shares of Common Stock with respect to which Incentive Stock Options are first exercisable during any calendar year (under the Plan or under any other plan of the Company) by any Participant shall not exceed $100,000 or such other limitation imposed under Section 422 of the Code. If such limitation would be exceeded with respect to a Participant for a calendar year, the Incentive Stock Option shall be deemed a Non-Qualified Stock Option to the extent of such excess.

7.   Restricted Stock.

7.1. Awards of Restricted Stock. Restricted shares of Common Stock may be granted under the Plan in such form and on such terms and conditions as the Committee may from time to time approve, including, without limitation, restrictions on the sale, assignment, transfer or other disposition or encumbrance of such shares of Common Stock during the Restricted Period (as defined below) and the requirement that the Participant forfeit such shares back to the Company without any consideration paid by the Company therefor upon failure to satisfy within the Restricted Period the requirements set forth in the Award Agreement. Restricted stock may be granted alone or in addition to other Awards under the Plan. The grant of any restricted stock by the Company shall be evidenced by an Award Agreement.

7.2. Restricted Period. The Committee shall establish the “Restricted Period” with respect to each award of restricted stock. The Committee may, in its sole discretion, at the time an award of restricted stock is made, prescribe conditions for the lapse or termination of all or a portion of the restrictions upon the satisfaction prior to the expiration of the Restricted Period of the requirements set forth in the Award Agreement. The Committee also may, in its sole discretion, shorten or terminate the Restricted Period or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the restricted stock.

Except as otherwise provided in an Award Agreement, a Participant shall cease vesting in all or any portion of a restricted stock award as of the date his employment with or service to the Company or a subsidiary terminates, for whatever reason, and any shares of restricted stock that are not vested as of such date shall be forfeited; provided the Committee may, in its discretion, provide that a Participant whose employment with or service to the Company terminates for any reason (including as a result of death or disability) and/or following a Change in Control (as defined below), may vest in all or any portion of his restricted stock award. Any restricted stock award not so vested shall be forfeited.

7.3. Rights of Holders of Restricted Stock. Except as otherwise provided in the Award Agreement or except as otherwise provided in the Plan, the Participant shall be the owner of the restricted stock and shall have all the rights of a stockholder, including the right to receive dividends paid on such restricted stock and the right to vote such restricted stock.

7.4. Delivery of Restricted Stock. Restricted stock awarded to a Participant under the Plan may be held under the Participant’s name in a book entry account maintained by the Company or, if not so held, stock certificates for restricted stock awarded pursuant to the Plan may be registered in the name of the Participant and issued and deposited, together with a stock power endorsed in blank, with the Company or an agent appointed by the Company and shall bear an appropriate legend restricting the transferability thereof. Subject to Section 10.4 below, a Participant shall be entitled to delivery of stock certificates only when he or she becomes vested in accordance with the terms of his or her restricted stock award.

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8.   Performance Awards and Other Awards.

8.1. Performance Awards. The Committee is authorized, in its sole discretion, to grant performance awards to Participants on the following terms and conditions.

(a) Awards and Conditions. A performance award shall confer upon the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the performance award is granted, in whole or in part, as determined by the Committee, conditioned upon the achievement of performance criteria determined by the Committee. Performance goals established by the Committee shall be based on objectively determinable performance goals selected by the Committee that apply to an individual or group of individuals, or the Company as a whole, over such a performance period as the Committee may designate. The performance goals shall be based on one or more of the following criteria: EBITDA, stock price, earnings per share, net earnings, operating or other earnings, profits, revenues, net cash flow, financial return ratios, return on assets, stockholder return, return on equity, growth in assets, market share or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals or goals relating to acquisitions or strategic partnerships. “EBITDA” means earnings before interest, taxes, depreciation and amortization. A performance goal need not be based on an increase or positive result.

(b) Other Terms. A performance award shall be denominated in shares of Common Stock and may be payable in cash, shares of Common Stock, other Awards, or any combination thereof, and shall have such other terms as shall be determined by the Committee.

(c) Performance-Based Awards. Performance awards, as well as restricted stock with performance-based vesting provisions, and certain other Awards subject to performance criteria, are intended to be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code and shall be paid solely on account of the attainment of one or more pre-established, objective performance goals within the meaning of Section 162(m) and the regulations thereunder.

The payout of any such Award to a Participant may be reduced, but not increased, based on the degree of attainment of performance criteria, or otherwise at the discretion of the Committee, as may be provided in the Award Agreement.

8.2. Stock Appreciation Rights. The Committee is authorized, in its sole discretion, to grant stock appreciation rights to Participants on the following terms and conditions:

(a) Right to Payment. A stock appreciation right shall confer on the Participant to whom it is granted a right to receive payment in cash or shares of Common Stock (at the discretion of the Committee), upon exercise of a stock appreciation right, in an amount equal to the excess of (i) the Fair Market Value of one share of Common Stock on the date of exercise (or, if the Committee shall so determine in the case of any such right, in other than one related to an Incentive Stock Option, the Fair Market Value of one share of Common Stock at any time during a specified period before or after the date of exercise or a Change in Control) over (ii) the grant price of the stock appreciation right as determined by the Committee as of the date of grant of the stock appreciation right. If permitted by the Committee, the number of shares of Common Stock issuable upon the exercise of a stock appreciation right shall be determined by dividing (A) the number of shares of Common Stock as to which the stock appreciation right is being exercised, multiplied by the amount by which the Fair Market Value of the shares on the exercise date exceeds the grant or exercise price of such stock appreciation right, by (B) the Fair Market Value of the Common Stock on the exercise date.

(b) Other Terms. The Committee shall determine the time or times at which a stock appreciation right may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which shares (if any) will be delivered or deemed to be delivered to Participants, and any other terms and conditions of any stock appreciation right. The grant or exercise price of a stock appreciation right shall be determined by the Committee, in its discretion, at the date of grant but may not be less than 100% of the Fair Market Value of the shares of Common Stock subject thereto on the date of grant. Such stock appreciation right shall be evidenced by an Award Agreement in such form as the Committee shall from time to time approve.

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(c) Bonus and Other Stock-Based Awards. The Committee is authorized, in its sole discretion, to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation, shares of Common Stock awarded purely as a “bonus” and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Common Stock, purchase rights, and Awards valued by reference to the value of shares of Common Stock or the value of securities of or the performance of the Company. The Committee shall determine the terms and conditions of such Awards, which may include performance criteria. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 8.3 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, shares of Common Stock, other Awards, or other property, as the Committee shall determine.

9.   Change in Control.

9.1. Definition. For purposes of this Section 9, a “Change in Control” means, except as otherwise provided in any Award Agreement of a Participant:

(a) the merger or consolidation of the Company into another entity unless the stockholders of the Company immediately prior to such merger or consolidation own, directly or indirectly, more than 50% of the total combined voting power of the surviving entity’s outstanding securities immediately after such merger or consolidation;

(b) the sale, transfer or other disposition of all or substantially all of the assets of the Company other than to a person that directly or indirectly controls, is controlled by or is under common control with the Company prior to such disposition;

(c) the liquidation or dissolution of the Company other than in connection with the merger or consolidation of the Company with and into another entity if stockholders of the Company immediately prior to such merger or consolidation own, directly or indirectly, more than 50% of the total combined voting power of the surviving entity’s outstanding securities immediately after such merger or consolidation;

(d) the acquisition, directly or indirectly, by any person or related group of persons (other than the Company, a person that directly or indirectly controls or is controlled by or is under common control with the Company) of the beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities; or

(e) a change in the composition of the Board over a period of 12 consecutive months or less such that a majority of the members of the Board cease, by reason of one or more contested elections of Board membership, to be comprised of individuals who have been nominated for election as Board members by a majority of the Board members immediately preceding such election.

9.2. Effect of Change in Control Transactions.

(a) Upon the occurrence of a Change in Control, except to the extent otherwise provided in a particular Participant’s Award Agreement, all Awards shall become fully vested and, with respect to any Award that is an option or stock appreciation right, exercisable in full. Each Participant will be afforded an opportunity to exercise his or her options or stock appreciation rights immediately prior to the occurrence of the Change in Control (and conditioned upon the consummation of the Change in Control) so he or she can participate in the transaction if he or she desires.

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(b) If a Change in Control of the Company occurs, then the Committee, if approved by the Committee in its sole discretion either in an agreement evidencing an option at the time of grant or at any time after the grant of an option, and without the consent of any Participant affected thereby, may determine that (i) some or all Participants holding outstanding options will receive, with respect to some or all of the shares of Common Stock subject to such options, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of such options; and (ii) any options as to which, as of the effective date of any such Change in Control, the Fair Market Value of the shares of Common Stock subject to such options is less than or equal to the exercise price per share of such options, shall terminate as of the effective date of any such Change in Control. If the Committee makes a determination as set forth in subparagraph (i) above, then as of the effective date of any such Change in Control of the Company such options will terminate as to such shares and the Participants formerly holding such options will only have the right to receive such cash payment(s). If the Committee makes a determination as set forth in subparagraph (ii) above, then as of the effective date of any such Change in Control of the Company such options will terminate, become void and expire as to all unexercised shares of Common Stock subject to such options on such date, and the participants formerly holding such options will have no further rights with respect to such options.

10.   General.

10.1. Effective Date. The Plan will become effective upon its approval by the Board, except that the Plan will automatically terminate if it is not approved by the Company’s stockholders within one year of its approval by the Board.

10.2. Term. No Awards may be granted under the Plan after the tenth anniversary of the date the Plan is approved by the Board.

10.3. Non-transferability of Awards. Except, in the event of the Participant’s death, by will or the laws of descent and distribution to the limited extent provided in the Plan or the Award Agreement, unless approved by the Committee, no stock option, restricted stock, performance award or other Award may be transferred, pledged or assigned by the holder thereof, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise, and the Company shall not be required to recognize any attempted assignment of such rights by any Participant. During a Participant’s lifetime, an Award may be exercised only by him or her or by his or her guardian or legal representative.

10.4. Additional Conditions. Notwithstanding anything in the Plan to the contrary: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Award or the issuance of any shares of Common Stock pursuant to any Award, require the recipient of the Award, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Award or the shares of Common Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Award or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Award, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Award shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under the Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to any Awards granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and any applicable state or foreign securities laws or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions. The Committee may restrict the rights of Participants to the extent necessary to comply with Section 16(b) of the Exchange Act, the Code or any other applicable law or regulation. The grant of an Award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

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10.5. Adjustment. In the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted for each of the shares of Common Stock then subject to the Plan, including shares subject to restrictions, options, or achievement of performance objectives, the number and kind of shares of stock or other securities to which the holders of the shares of Common Stock will be entitled pursuant to the transaction. In the event of any recapitalization, reclassification, stock dividend, stock split, combination of shares or other similar change in the corporate structure of the Company or capitalization of the Company, the exercise price of an outstanding Award and the number of shares of Common Stock then subject to the Plan, and the maximum number of shares with respect to which Awards may be granted in any year, including shares subject to restrictions, options or achievements of performance shares, shall be adjusted in proportion to the change in outstanding shares of Common Stock in order to prevent dilution or enlargement of the rights of the Participants. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Award, and the shares of Common Stock issuable pursuant to any Award shall be adjusted as and to the extent appropriate, in the discretion of the Committee, to provide Participants with the same relative rights before and after such adjustment. The adjustments described above will be made in a manner consistent with Section 162(m) and Section 409A of the Code.

10.6. Incentive Plans and Agreements. The terms of each Award shall be stated in a plan or Award Agreement approved by the Committee. The Committee may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as Non-Qualified Stock Options.

10.7. Withholding.

(a) The Company shall have the right to (i) withhold and deduct from any payments made under the Plan or from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a subsidiary of the Company), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all foreign, federal, state and local withholding and employment-related tax requirements attributable to an Award, or (ii) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Award. At any time when a Participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an option, the Participant, with the prior consent of the Committee, may satisfy this obligation in whole or in part by electing to have the Company withhold from the distribution shares of Common Stock having a value up to the minimum amount required to be withheld. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined.

(b) If the option granted to a Participant hereunder is an Incentive Stock Option, and if the Participant sells or otherwise disposes of any of the shares of Common Stock acquired pursuant to the Incentive Stock Option on or before the later of (i) the date two years after the date of grant, or (ii) the date one year after the date of exercise, the Participant shall immediately notify the Company in writing of such disposition.

10.8. No Continued Employment, Engagement or Right to Corporate Assets. No Participant under the Plan shall have any right, because of his or her participation in the Plan, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation. Nothing contained in the Plan shall be construed as giving an employee, consultant, such persons’ beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

10.9. Amendment of the Plan. The Board may amend, suspend or discontinue the Plan at any time; provided, however, that no amendments to the Plan will be effective without approval of the stockholders of the Company if stockholder approval of the amendment is then required pursuant to Section 422 or Section 162(m) of the Code, the regulations promulgated thereunder or the rules of any securities exchange or similar regulatory body. Except as provided in Section 10.17, no termination, suspension or amendment of the Plan may adversely affect any outstanding Award without the consent of the affected Participant or his or her beneficiary; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under the Plan.

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10.10. Definition of Fair Market Value. For purposes of the Plan, the “Fair Market Value” of a share of Common Stock at a specified date means, so long as the Common Stock is traded on a nationally recognized securities exchange or automated dealer quotation system, the closing price of the Common Stock on that day. If the Common Stock is not traded on such an exchange or system and is traded solely on the over-the-counter market, the Fair Market Value shall be the average of the closing bid and asked prices for that day. If the Common Stock is not publically traded, then Fair Market Value shall mean the value assigned to a share for a given day by the Committee in good faith in the exercise of its reasonable discretion and in a manner consistent with Code Section 409A.

10.11. Breach of Confidentiality, Assignment of Inventions, or Non-Compete Agreements. Notwithstanding anything in the Plan to the contrary, in the event that a Participant materially breaches the terms of any confidentiality, assignment of inventions, or non-compete agreement entered into with the Company or any subsidiary of the Company, whether such breach occurs before or after termination of such Participant’s employment with or service to the Company or any subsidiary, the Committee in its sole discretion may immediately terminate all rights of the Participant under the Plan and any agreements evidencing an Award then held by the Participant, whether or not vested, without notice of any kind. To the extent that any Participant has been paid in cash, the Company may seek to recover such payment.

10.12. Governing Law. The validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of New York, notwithstanding the conflicts of laws principles of any jurisdictions.

10.13. Successors and Assigns. The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.

10.14. Intentionally Omitted.

10.15. Nature of Payments. Awards shall be special incentive payments to the Participants and shall not be taken into account in computing the amount of salary or compensation of a Participant for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance or other employee benefit plan of the Company or any subsidiary or (b) any agreement between the Company or any subsidiary and a Participant, except as such plan or agreement shall otherwise expressly provide.

10.16. Non-Uniform Determinations. The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among persons who receive, or are eligible to receive, Awards, whether or not such persons are similarly situated. Without limiting the generality of the foregoing, the Committee shall be entitled to enter into non-uniform and selective Award agreements as to (a) the identity of the Participants, (b) the terms and provisions of Awards and (c) the treatment of terminations of employment or service.

10.17. Rule 409A. It is the intention of the Board that the Plan comply strictly with the provisions of Code Section 409A to the extent feasible and the Committee shall exercise its discretion in granting Awards hereunder (and the terms of such Award grants), accordingly. The Plan and any grant of an Award hereunder may be amended from time to time without the consent of the participant as may be necessary or appropriate to comply with the Code Section 409A and the Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or guidance that may be issued or amended after the effective date of the Plan.

10.18. Electronic Delivery. The Committee may, in its sole discretion, decide to deliver any documents related to any Awards granted under the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company or to request a Participant’s consent to participate in the Plan by electronic means. Each Participant consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company, and such consent shall remain in effect throughout Participant’s term of employment or service with the Company or any subsidiary and thereafter until withdrawn in writing by Participant.

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10.19. Data Privacy. The Committee may, in its sole discretion, decide to collect, use and transfer, in electronic or other form, personal data as described in this Plan or any Award for the exclusive purpose of implementing, administering and managing participation in the Plan. Each Participant acknowledges that the Company may hold certain personal information about Participant, including, but not limited to, name, home address and telephone number, date of birth, social security number or other identification number, salary, nationality, job title, details of all Awards awarded, cancelled, exercised, vested or unvested, for the purpose of implementing, administering and managing the Plan (the “Data”). Each Participant further acknowledges that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan and that these third parties may be located in jurisdictions that may have different data privacy laws and protections, and Participant authorizes such third parties to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the recipient or the Company may elect to deposit any shares of Common Stock acquired upon any Award.

10.20. Reservation of Shares. The Company, during the term of the Plan, will at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan.

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CORMEDIX ,INC
745 ROUTE 202-206 STE. 303
BRIDGEWATER, NJ 08807

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
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VOTE BY PHONE - 1-800-690-6903
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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	
THE COMPANY NAME INC. - COMMON	
THE COMPANY NAME INC. - CLASS A	
THE COMPANY NAME INC. - CLASS B	
THE COMPANY NAME INC. - CLASS C	
THE COMPANY NAME INC. - CLASS D	
THE COMPANY NAME INC. - CLASS E	
THE COMPANY NAME INC. - CLASS F	
THE COMPANY NAME INC. - 401 K	

CONTROL # → 000000000000

SHARES
123,456,789,012.12345
123,456,789,012.12345
123,456,789,012.12345
123,456,789,012.12345
123,456,789,012.12345
123,456,789,012.12345
123,456,789,012.12345
123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors Nominees	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01 Richard M. Cohen 02 Matthew P. Duffy 03 Gary A. Gelbfish, M.D. 04 Steven W. Lefkowitz 05 Antony E. Pfaffle, M.D.

02 0000000000

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: The proxies are authorized to vote upon all other matters as may properly come before the Annual Meeting in accordance with their discretion. This proxy, when properly executed and returned, will be voted as directed here-in by the undersigned stockholder. If no direction is made, this proxy will be voted in accordance with the recommendations of the Board of Directors "FOR" the election of each of the director nominees, "FOR" Proposal 2, "FOR" Proposal 3 and "FOR" Proposal 4.

For address change/comments, mark here. ☐
(see reverse for instructions)

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	JOB #	Signature (Joint Owners)	Date

SHARES
CUSIP #
SEQUENCE #

0000181479_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com .

CORMEDIX INC.
Annual Meeting of Stockholders
July 30, 2013 11:00 AM
This proxy is solicited by the Board of Directors

The undersigned stockholder of CorMedix Inc., a Delaware corporation (the "Company"), hereby appoints Richard M. Cohen and Randy Milby, and each of them, each with full power of substitution, as proxies, to vote all capital stock of the Company that the stockholder would be entitled to vote on all matters that may properly come before the Company's annual Meeting of Stockholders (the "Annual Meeting") to be held on July 30, 2013 at the Company's office, 745 Rt. 202-206, Suite 303, Bridgewater, NJ 08807, at 11:00 a.m., local time, and at any adjournments or postponements thereof. The undersigned stockholder hereby revokes any proxy or proxies heretofore given by the undersigned for the Annual Meeting.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000181479_2 R1.0.0.51160